                                                                  Exhibit (c)(6)
                                                                  --------------

                                                                       DRAFT



                               DUFF & PHELPS, LLC

    [X] 2029 CENTURY PARK EAST, SUITE 820 [X] LOS ANGELES, CA 90067 [X]
     (310) 284-8008 [X] FAX (310) 284-8130


                               VALUATION ANALYSIS
                                       OF


                                  [GOTHAM LOGO]

                           GOTHAM GOLF PARTNERS, L.P.
                                 August 21, 2001

       THE INFORMATION CONTAINED HEREIN IS OF A CONFIDENTIAL NATURE AND IS
       INTENDED FOR THE EXCLUSIVE USE OF THE PERSONS OR FIRM TO WHOM IT IS
         FURNISHED BY US. REPRODUCTION, PUBLICATION, OR DISSEMINATION OF
             PORTIONS HEREOF MAY NOT BE MADE WITHOUT PRIOR APPROVAL
                             OF DUFF & PHELPS, LLC.

                           GOTHAM GOLF PARTNERS, L.P.
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------



I.       SUMMARY OF ENGAGEMENT


II.      GOTHAM GOLF PARTNERS - COMPANY OVERVIEW


III.     VALUATION ASSUMPTIONS


IV.      DISCOUNTED CASH FLOW ANALYSIS


                  A.     PESSIMISTIC CASE - NO NEW COURSES, EXISTING OVERHEAD


                  B.     BASE CASE - NO NEW COURSES, NORMALIZED OVERHEAD


                  C.     OPTIMISTIC CASE - NEW COURSES - ROLL-UP STRATEGY


V.       COMPARABLE PUBLIC COMPANY ANALYSIS


                  A.     COMPARABLE PUBLIC COMPANY MULTIPLES / ANALYSIS


VI.      NET ASSET VALUE ANALYSIS


VII.     OTHER ASSETS


VIII.    VALUATION SUMMARY


APPENDIX


         A.     DISCOUNT RATE ANALYSIS


         B.     SUMMARY OF DIFFERENCES BETWEEN D&P AND GGP DCF ANALYSIS


         C.     CAPITALIZATION RATE ANALYSIS


         D.     COMPARABLE PUBLIC COMPANY DESCRIPTIONS

                           GOTHAM GOLF PARTNERS, L.P.
                               SUMMARY OF PURPOSE
--------------------------------------------------------------------------------

PURPOSE OF ENGAGEMENT

[_] Duff & Phelps, LLC ("Duff & Phelps") has been retained by First Union Real Estate Equity and Mortgage Investments ("First Union") as an independent financial advisor to the Special Committee of the Board of Trustees of First Union in connection with a contemplated transaction ("Proposed Transaction").

[_] Duff & Phelps has been engaged to determine the fairness of the Proposed Transaction from a financial point of view.

[_] As part of the fairness analysis, Duff & Phelps has determined the fair market value of the capital stock of Gotham Golf Partners, L.P. ("GGP" or the "Company"), on a controlling interest basis.

[_] The following presentation is Duff & Phelps' preliminary analysis and opinion of fair market value of GGP.

DUE DILIGENCE

[_] Duff & Phelps has relied on the information provided by Gotham Partners ("GP") and the Company, without independent verification thereof. Duff & Phelps assumed that the information provided fairly represents the results of the operations and financial position of GGP. Due diligence activities carried out as part of the valuation process include the following:

          1. Visit to the Company's headquarters in Hershey, PA, and interviews with GGP's management team, as follows:

            Danny Mays - Chairman                 Andrew Bonus - Vice President
            Jon Caporaletti - President           Michael Armel - Vice President
            Allen DePuy - Vice President          William Leahy - Legal Counsel
            Dan Stonionis - Vice President

          2.   Visit to the Company's selected golf courses, including:

            Bear Creek Golf Club                  Lake Arbor Golf Club
            The Bridges                           The Links at Challedon
            Edgewood in the Pines                 Maple Ridge Golf Club
            Fairfax National Golf Club            Monroe Valley Golf Club
            Four Seasons Golf Club                Montgomery Country Club
            Fox Hollow Golf Club                  Mountain Laurel Golf Club
            Glade Valley Golf Club                Robin Dale Golf Club
            Greencastle Greens Golf Club          Royal Oaks Golf Club
            Honey Run Golf Club                   West Winds Golf Club


                                       - 1 -                  DUFF & PHELPS, LLC

                           GOTHAM GOLF PARTNERS, L.P.
                               SUMMARY OF PURPOSE
--------------------------------------------------------------------------------

DUE DILIGENCE (CON'T.)

          3.   Interviews with William Ackman, CEO of GP and CEO of First Union.

          4.   Discussions with GGP's auditor, Freidkin, Matrone & Horne, P.A.

          5. Review of internal financial statements for the fiscal years ending December 31, 1998-2000; reviewed financial statements for the fiscal year ending December 31, 1999; and audited financial statements for the fiscal year ending December 31, 2000.

          6. Review of projections prepared by GGP management for the fiscal years ending December 31, 2001-2005.

          7.   Review of the Company's strategic business plan.

          8. Review of other pertinent Company, industry and economic information.

                                       - 2 -                  DUFF & PHELPS, LLC

                           GOTHAM GOLF PARTNERS, L.P.
                                COMPANY OVERVIEW
--------------------------------------------------------------------------------


COMPANY OVERVIEW

[_] Gotham Golf Partners, L.P. is a full-service golf course acquisition, ownership, and management company that owns and operates golf courses throughout the Eastern United States.

[_] GGP specializes in acquiring and repositioning previously undercapitalized and under-managed courses located in areas with favorable demographics.

[_] The Company currently maintains a portfolio of 26 golf courses, all of which have been acquired over the past four years.

[_] Through its acquisition of 26 golf courses, the Company's management has developed and refined a process for identifying attractive acquisitions, implementing turn-around programs, and profitably managing its operations.

[_] The Company has built a seasoned management team, the core of which has worked together for 11 years, with the capacity to manage significant growth.

[_] GGP places a high level of fiscal responsibility with its on-site management, staffing each property with an on-site manager who is responsible for the operations and profitability of the golf course.

[_] By applying the disciplined oversight of experienced regional managers and experience of the "hands-on" executive management team, GGP has been able to produce and maintain consistently high operating margins.

[_] GGP applies a straightforward approach to golf management by investing requisite capital immediately following an acquisition to increase quality and promote round growth.

[_] GGP focuses on leveraging the benefits of portfolio size and geography to manage courses efficiently and frequently eliminates or limits existing membership programs to promote daily-fee play and reduce the need to provide low margin services.

                                         - 3 -                DUFF & PHELPS, LLC

                           GOTHAM GOLF PARTNERS, L.P.
                              VALUATION ASSUMPTIONS
--------------------------------------------------------------------------------


VALUATION ASSUMPTIONS

[_] GGP has a high level of corporate overhead due to the fact that the Company is implementing an aggressive roll-up of golf courses.

[_] If operations were to stay at the current level (26 courses), corporate overhead could be reduced by over 50% to approximately $1.5 million, or 4% of revenues.

[_] We employed a normalized level of corporate overhead at 4% of revenues in the Base Case Discounted Cash Flow analysis and in the Comparable Public Company analysis.

[_] We have assumed that GGP will purchase the 50% interests it does not already own in California Golf, L.C. and Miami National Golf Club, L.C. for $1.35 million, prior to the close of the Proposed Transaction. The purchase price has been included in total debt.

[_] In our valuation analysis, we have capitalized net operating income ("NOI") instead of course operating income ("COI"), which is the level of income GGP uses to capitalize. NOI is derived by deducting a maintenance level of capital expenditures (2% of revenues) and cart lease expenses ($1.8 million) from COI. NOI is, therefore, a lower, more conservative level to capitalize. Based on our research, most capitalization rates are based on NOI.

[_] We have relied, without independent verification, on management's representation of the fair market value of other assets. The total value of other assets is $8.1 million. The value of other assets included as part of the Proposed Transaction was estimated at $3.2 million.

                                        - 4 -                 DUFF & PHELPS, LLC

                           GOTHAM GOLF PARTNERS, L.P.
                          DISCOUNTED CASH FLOW ANALYSIS
--------------------------------------------------------------------------------


[_]       The Discounted Cash Flow Approach

          . Based on the theory that the current value of an investment is based on the expected receipt of future economic benefits.

          . Indications of value are developed by discounting projected debt-free net cash flows to their present value at a rate that reflects both the current return requirements of the market and the risks inherent in the specific investment.

          . The present value of these cash flows represents the invested capital value (debt plus equity) of a company. Deducting interest-bearing debt from the indicated enterprise value results in an indication of total equity value for the subject company.

[_]       Primary Components to Value in Using the Discounted Cash Flow approach

          . The present value of interim cash flows plus the present value of the terminal value (i.e., value at the end of the projection period).

          . Terminal value, or continuing value of operations beyond the last projection year, was determined by capitalizing the terminal year net operating income.

[_]       Determination of an Appropriate Discount Rate

          . The rate of return an investor would require to invest in GGP was the primary consideration in selecting a discount rate.

          . Alternate investment opportunities with varying risk profiles were considered and compared to the risk of an equity investment in GGP.

          . Capital Asset Pricing Model, the Cost of Equity and alternative investments were considered in determining appropriate discount rates.

[_]       Three Scenarios Analyzed

          .    Pessimistic Case
                    .    No growth in the number of courses
                    .    Corporate overhead is not reduced
                    .    Valuation conclusion: $26.6 million to $31.5 million

                                        - 5 -                 DUFF & PHELPS, LLC

                           GOTHAM GOLF PARTNERS, L.P.
                          DISCOUNTED CASH FLOW ANALYSIS
--------------------------------------------------------------------------------


[_]       Three Scenarios Analyzed (con't)

          .    Base Case
                    .    No growth in the number of courses
                    .    Normalized corporate overhead - 4.0% of revenues
                    .    Valuation conclusion: $32.9 million to $38.0 million

          .    Optimistic Case
                    .    Roll-out strategy of 5 additional courses per year,
                         starting in 2002
                    .    No adjustments to corporate overhead
                    .    Valuation conclusion: $55.4 million to $70.3 million

                                       - 6 -                  DUFF & PHELPS, LLC

                              GOTHAM GOLF PARTNERS
                DISCOUNTED CASH FLOW ANALYSIS (PESSIMISTIC CASE -
                  NO NEW COURSES, EXISTING CORPORATE OVERHEAD)
                            Income Statement Summary

                                                   --------------------------------------------------------------
                                                                         ACTUAL                       PROJECTED
             FOR FYE DECEMBER 31,                       1998            1999            2000            2001
                                                   --------------------------------------------------------------
Total Revenue                                        19,141,556      25,537,488      30,444,714      35,678,706

   Less: Cost of Sales and Operating Expenses        10,918,565      13,169,431      16,910,414      18,146,053
                                                    -------------------------------------------------------------
Course Operating Income (COI)                         8,222,991      12,368,057      13,534,300      17,532,653

     Less: Depreciation and Amortization                     NA       8,413,249      10,428,057      11,191,894

     Less: Cart Lease Expense                           946,404       1,263,612       1,461,992       1,703,612

     Less: Corporate Overhead                         1,911,158       2,973,506       3,275,833       4,136,242
                                                   --------------------------------------------------------------
Debt-free Pretax Income                                      NA        (282,310)     (1,631,582)        500,905

     Less: Pro-forma Income Taxes at 40%                     NA               0               0         200,362
                                                   --------------------------------------------------------------
Debt-free Net Income                                         NA        (282,310)     (1,631,582)        300,543
                                                   ==============================================================


Debt-free Net Income                                         NA        (282,310)     (1,631,582)        300,543

     Depreciation and Amortization                           NA       8,413,249      10,428,057      11,191,894

     Maintenance Capital Expenditures                        NA              NA              NA        (713,574)

     Hawk Lake Additional Development Cost                   NA              NA              NA        (800,000)
                                                   --------------------------------------------------------------
Debt-free Cash Flow                                          NA              NA              NA       9,978,863
                                                   ==============================================================


Course Operating Income (COI)                         8,222,991      12,368,057      13,534,300      17,532,653

     Less: Cart Lease Expense                          (946,404)     (1,263,612)     (1,461,992)     (1,703,612)

     Less: Maintenance Capital Expenditures                  NA              NA              NA        (713,574)
                                                   --------------------------------------------------------------
Net Operating Income (NOI)                                   NA              NA              NA      15,115,467

                                                   ------------------------------------------------------------
                                                                              PROJECTED
                                                        2002            2003            2004            2005
                                                   ------------------------------------------------------------
Total Revenue                                        38,044,612      39,267,877      40,467,414      41,735,390

   Less: Cost of Sales and Operating Expenses        19,122,085      19,521,046      19,920,687      20,317,849
                                                   --------------------------------------------------------------
Course Operating Income (COI)                        18,922,526      19,746,831      20,546,727      21,417,541

     Less: Depreciation and Amortization             11,265,617      11,342,929      11,422,665      11,504,867

     Less: Cart Lease Expense                         1,737,684       1,772,438       1,807,887       1,844,044

     Less: Corporate Overhead                         4,343,054       4,560,207       4,788,217       5,027,628
                                                   --------------------------------------------------------------
Debt-free Pretax Income                               1,576,171       2,071,257       2,527,959       3,041,001

     Less: Pro-forma Income Taxes at 40%                630,468         828,503       1,011,183       1,216,400
                                                   --------------------------------------------------------------
Debt-free Net Income                                    945,703       1,242,754       1,516,775       1,824,601
                                                   ==============================================================



Debt-free Net Income                                    945,703       1,242,754       1,516,775       1,824,601

     Depreciation and Amortization                   11,265,617      11,342,929      11,422,665      11,504,867

     Maintenance Capital Expenditures                  (760,892)       (785,358)       (809,348)       (834,708)

     Hawk Lake Additional Development Cost                    0               0               0               0
                                                   --------------------------------------------------------------
Debt-free Cash Flow                                  11,450,427      11,800,326      12,130,092      12,494,760
                                                   ==============================================================


Course Operating Income (COI)                        18,922,526      19,746,831      20,546,727      21,417,541

     Less: Cart Lease Expense                        (1,737,684)     (1,772,438)     (1,807,887)     (1,844,044)

     Less: Maintenance Capital Expenditures            (760,892)       (785,358)       (809,348)       (834,708)
                                                   --------------------------------------------------------------
Net Operating Income (NOI)                           16,423,950      17,189,036      17,929,492      18,738,789

                                        - 7 -                 DUFF & PHELPS, LLC

                              GOTHAM GOLF PARTNERS
                DISCOUNTED CASH FLOW ANALYSIS (PESSIMISTIC CASE -
                  NO NEW COURSES, EXISTING CORPORATE OVERHEAD)
                                Valuation Summary

Weighted Average Cost of Capital                                           12.5%           12.0%           11.5%
                                                             ----------------------------------------------------
                                                                     Terminal Year Capitalization of NOI
                                                             ----------------------------------------------------
Continuing Value (2005) Based on NOI Cap Rate of 11.0%              170,352,625     170,352,625     170,352,625

Present Value of Continuing Value                                   100,268,029     102,298,138     104,378,711
Present Value of Interim Debt-free Cash Flow                         40,666,296      41,055,403      41,451,302
                                                             ----------------------------------------------------
Enterprise Value Indication (rounded)                               140,900,000     143,400,000     145,800,000
  Less: Total Debt as of 4/1/01                                    (119,825,333)   (119,825,333)   (119,825,333)
  Plus: Other Assets                                                  3,155,000       3,155,000       3,155,000
  Plus: Cash & Equivalents (clubs only as of 4/31/01)                 2,363,225       2,363,225       2,363,225
                                                             ----------------------------------------------------
Equity Value Indication (rounded)                                    26,592,892      29,092,892      31,492,892

                                                                    -------------------------------------------------------------
             FOR FYE DECEMBER 31,                                       2001            2002            2003            2004
                                                                    -------------------------------------------------------------
Discount Period                                                            0.25            1.00            2.00            3.00
Present Value of Interim Period Debt-free Cash Flows @ 12.5%          4,844,656      10,178,158       9,323,714       8,519,351
Present Value of Interim Period Debt-free Cash Flows @ 12.0%          4,850,054      10,223,596       9,407,148       8,633,960
Present Value of Interim Period Debt-free Cash Flows @ 11.5%          4,855,482      10,269,442       9,491,706       8,750,633

                                                                     ----------------------------
             FOR FYE DECEMBER 31,                                       2005            TOTAL
                                                                     ----------------------------
Discount Period                                                            4.00
Present Value of Interim Period Debt-free Cash Flows @ 12.5%          7,800,417      40,666,296
Present Value of Interim Period Debt-free Cash Flows @ 12.0%          7,940,646      41,055,403
Present Value of Interim Period Debt-free Cash Flows @ 11.5%          8,084,040      41,451,302

                                        - 8 -                 DUFF & PHELPS, LLC

                              GOTHAM GOLF PARTNERS
                DISCOUNTED CASH FLOW ANALYSIS (PESSIMISTIC CASE -
                  NO NEW COURSES, EXISTING CORPORATE OVERHEAD)
                                   Assumptions

                                                   --------------------------------------------------------------
                                                               ACTUAL                         PROJECTED
             For FYE December 31,                       1998            1999            2000            2001
                                                   --------------------------------------------------------------
INCOME STATEMENT ASSUMPTIONS

Rounds Played                                           572,387         717,038         839,339         973,730
Average Revenue per Round                                 33.44           35.62           36.27           36.64
Increase in Rounds Played                                    NA            25.3%           17.1%           16.0%
Increase in Revenue per Round                                NA             6.5%            1.8%            1.0%

Cost of Sales and Operating Expenses as
   a % of Revenue                                          57.0%           51.6%           55.5%           50.9%
Cart Lease Expense as a % of Revenue                        4.9%            4.9%            4.8%            4.8%
Cart Lease Expense Growth                                    NA            33.5%           15.7%           15.7%

COI Margin                                                 43.0%           48.4%           44.5%           49.1%
COI Growth                                                   NA            50.4%            9.4%           29.5%

Corporate Overhead as a % of Revenue                       10.0%           11.6%           10.8%           11.6%

EBITDA                                                       NA       8,130,939       8,796,475      11,692,799
EBITDA Margin                                                NA            31.8%           28.9%           32.8%
EBITDA Growth                                                NA              NA             8.2%           32.9%

BALANCE SHEET ASSUMPTIONS

Beginning Original Fixed Assets (excluding land)             NA              NA      64,400,735      83,615,407
     Plus: CapEx                                             NA      15,273,770      27,514,313               0
     Less: Assets Sold                                       NA          94,813       3,837,150               0
     Less: Depreciation and Amortization                     NA       8,413,249      10,428,057      11,156,215
     Plus: Adjustment                                        NA              NA       5,965,566               0
                                                   --------------------------------------------------------------
Ending Original Fixed Assets (excluding land)                NA      64,400,735      83,615,407      72,459,192

Remaining Years of Life (Original Fixed Assets)                                       7.5 years

-----------------------------------------------------------------------------------------------------------------
New Maintenance CapEx                                                                                   713,574
-----------------------------------------------------------------------------------------------------------------
     Depreciation of 2001 CapEx                                                      10.0 years          35,679
     Depreciation of 2002 CapEx                                                      10.0 years
     Depreciation of 2003 CapEx                                                      10.0 years
     Depreciation of 2004 CapEx                                                      10.0 years
     Depreciation of 2005 CapEx                                                      10.0 years
-----------------------------------------------------------------------------------------------------------------
New CapEx Depreciation                                                                                   35,679
-----------------------------------------------------------------------------------------------------------------
Total Depreciation and Amortization                                   8,413,249      10,428,057      11,191,894
Maintenance CapEx as a % of Revenue                          NA              NA              NA             2.0%

                                                   --------------------------------------------------------------
                                                             PROJECTED
             For FYE December 31,                       2002            2003            2004            2005
                                                   --------------------------------------------------------------
INCOME STATEMENT ASSUMPTIONS

Rounds Played                                         1,027,168       1,046,201       1,064,334       1,083,311
Average Revenue per Round                                 37.04           37.53           38.02           38.53
Increase in Rounds Played                                   5.5%            1.9%            1.7%            1.8%
Increase in Revenue per Round                               1.1%            1.3%            1.3%            1.3%

Cost of Sales and Operating Expenses as
   a % of Revenue                                          50.3%           49.7%           49.2%           48.7%
Cart Lease Expense as a % of Revenue                        4.8%            4.8%            4.8%            4.8%
Cart Lease Expense Growth                                   2.0%            2.0%            2.0%            2.0%

COI Margin                                                 49.7%           50.3%           50.8%           51.3%
COI Growth                                                  7.9%            4.4%            4.1%            4.2%

Corporate Overhead as a % of Revenue                       11.4%           11.6%           11.8%           12.0%

EBITDA                                               12,841,788       3,414,186      13,950,623      14,545,869
EBITDA Margin                                              33.8%           34.2%           34.5%           34.9%
EBITDA Growth                                               9.8%            4.5%            4.0%            4.3%

BALANCE SHEET ASSUMPTIONS

Beginning Original Fixed Assets (excluding land)     72,459,192      61,302,977      50,146,762      38,990,548
     Plus: CapEx                                              0               0               0               0
     Less: Assets Sold                                        0               0               0               0
     Less: Depreciation and Amortization             11,156,215      11,156,215      11,156,215      11,156,215
     Plus: Adjustment                                         0               0               0               0
                                                   --------------------------------------------------------------
Ending Original Fixed Assets (excluding land)        61,302,977      50,146,762      38,990,548      27,834,333

Remaining Years of Life (Original Fixed Assets)

-----------------------------------------------------------------------------------------------------------------
New Maintenance CapEx                                   760,892         785,358         809,348         834,708
-----------------------------------------------------------------------------------------------------------------
     Depreciation of 2001 CapEx                          71,357          71,357          71,357          71,357
     Depreciation of 2002 CapEx                          38,045          76,089          76,089          76,089
     Depreciation of 2003 CapEx                                          39,268          78,536          78,536
     Depreciation of 2004 CapEx                                                          40,467          80,935
     Depreciation of 2005 CapEx                                                                          41,735
-----------------------------------------------------------------------------------------------------------------
New CapEx Depreciation                                  109,402         186,715         266,450         348,653
-----------------------------------------------------------------------------------------------------------------
Total Depreciation and Amortization                   1,265,617       1,342,929      11,422,665      11,504,867
Maintenance CapEx as a % of Revenue                         2.0%            2.0%            2.0%            2.0%

                                       - 9 -                  DUFF & PHELPS, LLC

                              GOTHAM GOLF PARTNERS
                   DISCOUNTED CASH FLOW ANALYSIS (BASE CASE -
                 NO NEW COURSES, NORMALIZED CORPORATE OVERHEAD)
                            Income Statement Summary

                                                   --------------------------------------------------------------
                                                               ACTUAL                         PROJECTED
             For FYE December 31,                       1998            1999            2000            2001
                                                   --------------------------------------------------------------
Total Revenue                                        19,141,556      25,537,498      30,444,714      35,678,706
   Less: Cost of Sales and Operating Expenses        10,918,565      13,169,431      16,910,414      18,146,053
                                                   --------------------------------------------------------------
Course Operating Income (COI)                         8,222,991      12,368,057      13,534,300      17,532,653

   Less: Depreciation and Amortization                       NA       8,413,249      10,428,057      11,191,894

   Less: Cart Lease Expense                             946,404       1,263,612       1,461,992       1,703,612

   Less: Corporate Overhead                           1,911,158       2,973,506       3,275,833       1,427,148
                                                   --------------------------------------------------------------

Debt-free Pretax Income                                      NA        (282,310)     (1,631,582)      3,209,999

   Less: Pro-forma Income Taxes at 40%                       NA               0               0       1,284,000
                                                   --------------------------------------------------------------
Debt-free Net Income                                         NA        (282,310)     (1,631,582)      1,926,000
                                                   ==============================================================

Debt-free Net Income                                         NA        (282,310)     (1,631,582)      1,926,000

   Depreciation and Amortization                             NA       8,413,249      10,428,057      11,191,894

   Maintenance Capital Expenditures                          NA              NA              NA        (713,574)

   Hawk Lake Additional Development Cost                     NA              NA              NA        (800,000)
                                                   --------------------------------------------------------------
Debt-free Cash Flow                                          NA              NA              NA      11,604,319
                                                   ==============================================================

Course Operating Income (COI)                         8,222,991      12,368,057      13,534,300      17,532,653
   Less: Cart Lease Expense                            (946,404)     (1,263,612)     (1,46l,922)     (1,703,612)
   Less: Maintenance Capital Expenditures                    NA              NA              NA        (713,574)
                                                   --------------------------------------------------------------
Net Operating Income (NOI)                                   NA              NA              NA      15,115,467

                                                   --------------------------------------------------------------
                                                                                 PROJECTED
             For FYE December 31,                       2002            2003            2004            2005
                                                   --------------------------------------------------------------
Total Revenue                                        38,044,612      39,267,877      40,467,414      41,735,390
   Less: Cost of Sales and Operating Expenses        19,122,085      19,521,046      19,920,687      20,317,849
                                                   ---------------------------------------------------------------
Course Operating Income (COI)                        18,922,526      19,746,831      20,546,727      21,417,541

   Less: Depreciation and Amortization               11,265,617      11,342,929      11,422,665      11,504,867

   Less: Cart Lease Expense                           1,737,684       1,772,438       1,807,887       1,844,044

   Less: Corporate Overhead                           1,521,784       1,570,715       1,618,697       1,669,416
                                                   ---------------------------------------------------------------

Debt-free Pretax Income                               4,397,441       5,060,749       5,697,479       6,399,214

   Less: Pro-forma Income Taxes at 40%                1,758,976       2,024,299       2,278,992       2,559,685
                                                   --------------------------------------------------------------
Debt-free Net Income                                  2,638,464       3,036,449       3,418,487       3,839,528
                                                   ==============================================================

Debt-free Net Income                                  2,638,464       3,036,449       3,418,487       3,839,528

   Depreciation and Amortization                     11,265,617      11,342,929      11,422,665      11,504,867

   Maintenance Capital Expenditures                    (760,892)       (785,358)       (809,348)       (834,708)

   Hawk Lake Additional Development Cost                      0               0               0               0
                                                   --------------------------------------------------------------
Debt-free Cash Flow                                  13,143,189      13,594,021      14,031,804      14,509,688
                                                   ==============================================================

Course Operating Income (COI)                        18,922,526      19,746,831      20,546,727      21,417,541
   Less: Cart Lease Expense                          (1,737,684)     (1,772,438)     (1,807,887)     (1,844,044)
   Less: Maintenance Capital Expenditures              (760,892)       (785,358)       (809,348)       (834,708)
                                                   --------------------------------------------------------------
Net Operating Income (NOI)                           16,423,950      17,189,036      17,929,492      18,738,789


                                       - 10 -                 DUFF & PHELPS, LLC

                              GOTHAM GOLF PARTNERS
                   DISCOUNTED CASH FLOW ANALYSIS (BASE CASE -
                 NO NEW COURSES, NORMALIZED CORPORATE OVERHEAD)
                                Valuation Summary

Weighted Average Cost of Capital                                           12.5%           12.0%           11.5%
                                                                 ------------------------------------------------
                                                                       Terminal Year Capitalization of NOI
                                                                 ------------------------------------------------
Continuing Value (2005) Based on NOI Cap Rate of 11.0%              170,352,625     170,352,625     170,352,625

Present Value of Continuing Value                                   100,268,029     102,298,138     104,378,711
Present Value of Interim Debt-free Cash Flow                         46,970,902      47,420,869      47,878,699
                                                                   --------------------------------------------
Enterprise Value Indication (rounded)                               147,200,000     149,700,000     152,300,000
   Less: Total Debt as of 4/l/01                                   (119,825,333)   (119,825,333)   (119,825,333)
   Plus: Other Assets                                                 3,155,000       3,155,000       3,155,000
   Plus: Cash & Equivalents (clubs only as of 4/31/01)                2,363,225       2,363,225       2,363,225
                                                                   --------------------------------------------
Equity Value Indication (rounded)                                    32,892,892      35,392,892      37,992,892

                                                                   -----------------------------------------------------------------
             FOR FYE DECEMBER 31,                                            2001            2002            2003            2004
                                                                   -----------------------------------------------------------------
Discount Period                                                            0.25           1.00            2.00            3.00
Present Value of Interim Period Debt-free Cash Flows @       12.5%         5,633,801      11,682,835      10,740,955       9,854,984
Present Value of Interim Period Debt-free Cash Flows @       12.0%         5,640,079      11,734,990      10,837,070       9,987,561
Present Value of Interim Period Debt-free Cash Flows @       11.5%         5,646,391      11,787,613      10,934,482      10,122,526

                                                                   ------------------------------------
             FOR FYE DECEMBER 31,                                              2005           TOTAL
                                                                   ------------------------------------
Discount Period                                                             4.00
Present Value of Interim Period Debt-free Cash Flows @       12.5%          9,058,327      46,970,902
Present Value of Interim Period Debt-free Cash Flows @       12.0%          9,221,169      47,420,869
Present Value of Interim Period Debt-free Cash Flows @       11.5%          9,387,687      47,878,699

                                      - 11 -                  DUFF & PHELPS, LLC

                              GOTHAM GOLF PARTNERS
                   DISCOUNTED CASH FLOW ANALYSIS (BASE CASE -
                 NO NEW COURSES, NORMALIZED CORPORATE OVERHEAD)
                                   Assumptions

                                                  ---------------------------------------------------------------
                                                               ACTUAL                         PROJECTED
             For FYE December 31,                       1998            1999            2000            2001
                                                  ---------------------------------------------------------------
INCOME STATEMENT ASSUMPTIONS

Rounds Played                                           572,387         717,038         839,339         973,730
Average Revenue per Round                                 33.44           35.62           36.27           36.64
Increase in Rounds Played                                    NA            25.3%           17.1%           16.0%
Increase in Revenue per Round                                NA             6.5%            1.8%            1.0%


Cost of Sales and Operating Expenses as a %
  of Revenue                                               57.0%           51.6%           55.5%           50.9%
Cart Lease Expense as a % of Revenue                        4.9%            4.9%            4.8%            4.8%
Cart Lease Expense Growth                                    NA            33.5%           15.7%           15.7%

COI Margin                                                 43.0%           48.4%           44.5%           49.1%
COI Growth                                                   NA            50.4%            9.4%           29.5%

Corporate Overhead as a % of Revenue                       10.0%           11.6%           10.8%            4.0%

EBITDA                                                       NA       8,130,939       8,796,475      14,401,893
EBITDA Margin                                                NA            31.8%           28.9%           40.4%
EBITDA Growth                                                NA              NA             8.2%           63.7%


BALANCE SHEET ASSUMPTIONS

Beginning Original Fixed Assets (excluding land)             NA              NA      64,400,735      83,615,407
  Plus: CapEx                                                NA      15,273,770      27,514,313               0
  Less: Assets Sold                                          NA          94,813       3,837,150               0
  Less: Depreciation and Amortization                        NA       8,413,249      10,428,057      11,156,215
  Plus: Adjustment                                           NA              NA       5,965,566               0
                                                   --------------------------------------------------------------
Ending Original Fixed Assets (excluding land)                NA      64,400,735      83,615,407      72,459,192


Remaining Years of Life (Original Fixed Assets)                                       7.5 years
                                                   --------------------------------------------------------------
New Maintenance CapEx                                                                                   713,574
                                                   --------------------------------------------------------------
  Depreciation of 2001 CapEx                                                         10.0 years          35,679
  Depreciation of 2002 CapEx                                                         10.0 years
  Depreciation of 2003 CapEx                                                         10.0 years
  Depreciation of 2004 CapEx                                                         10.0 years
  Depreciation of 2005 CapEx                                                         10.0 years
                                                   --------------------------------------------------------------
New CapEx Depreciation                                                                                   35,679
                                                   --------------------------------------------------------------

Total Depreciation and Amortization                                   8,413,249      10,428,057      11,191,894
Maintenance CapEx as a % of Revenue                          NA              NA              NA             2.0%

                                                   --------------------------------------------------------------
                                                                              PROJECTED
             For FYE December 31,                       2002            2003            2004            2005
                                                   --------------------------------------------------------------
INCOME STATEMENT ASSUMPTIONS

Rounds Played                                         1,027,168       1,046,201       1,064,334       1,083,311
Average Revenue per Round                                 37.04           37.53           38.02           38.53
Increase in Rounds Played                                   5.5%            1.9%            1.7%           1.8%
Increase in Revenue per Round                               1.1%            1.3%            1.3%           1.3%


Cost of Sales and Operating Expenses as a %
  of Revenue                                               50.3%           49.7%           49.2%          48.7%
Cart Lease Expense as a % of Revenue                        4.8%            4.8%            4.8%           4.8%
Cart Lease Expense Growth                                   2.0%            2.0%            2.0%           2.0%

COI Margin                                                 49.7%           50.3%           50.8%          51.3%
COI Growth                                                  7.9%            4.4%            4.1%           4.2%

Corporate Overhead as a % of Revenue                        4.0%            4.0%            4.0%           4.0%

EBITDA                                               15,663,057      16,403,678      17,120,144      17,904,081
EBITDA Margin                                              41.2%           41.8%           42.3%           42.9%
EBITDA Growth                                               8.8%            4.7%            4.4%            4.6%


BALANCE SHEET ASSUMPTIONS

Beginning Original Fixed Assets (excluding land)     72,459,192      61,302,977      50,146,762      38,990,548
  Plus: CapEx                                                 0               0               0               0
  Less: Assets Sold                                           0               0               0               0
  Less: Depreciation and Amortization                11,156,215      11,156,215      11,156,215      11,156,215
  Plus: Adjustment                                            0               0               0               0
                                                   --------------------------------------------------------------
Ending Original Fixed Assets (excluding land)        61,302,977      50,146,762      38,990,548      27,834,333


Remaining Years of Life (Original Fixed Assets)
                                                   --------------------------------------------------------------
New Maintenance CapEx                                   760,892         785,358         809,348         834,708
                                                   --------------------------------------------------------------
  Depreciation of 2001 CapEx                             71,357          71,357          71,357          71,357
  Depreciation of 2002 CapEx                             38,045          76,089          76,089          76,089
  Depreciation of 2003 CapEx                                             39,268          78,536          78,536
  Depreciation of 2004 CapEx                                                             40,467          80,935
  Depreciation of 2005 CapEx                                                                             41,735
                                                   --------------------------------------------------------------
New CapEx Depreciation                                  109,402         186,715         266,450         348,653
                                                   --------------------------------------------------------------

Total Depreciation and Amortization                  11,265,617      11,342,929      11,422,665      11,504,867
Maintenance CapEx as a % of Revenue                         2.0%            2.0%            2.0%            2.0%

                                       - 12 -                 DUFF & PHELPS, LLC

                              GOTHAM GOLF PARTNERS
                DISCOUNTED CASH FLOW ANALYSIS (OPTIMISTIC CASE -
                         NEW COURSES, ROLL-UP STRATEGY)
                            Income Statement Summary

                                                   --------------------------------------------------------------
                                                               ACTUAL                         PROJECTED
             For FYE December 31,                       1998            1999            2000            2001
                                                   --------------------------------------------------------------
# New Courses                                                                                                 0

Total Revenue                                        19,141,556      25,537,488      30,444,714      35,678,706

  Less: Cost of Sales and Operating Expenses         10,918,565      13,169,431      16,910,414      18,146,053
                                                   --------------------------------------------------------------
Course Operating Income (COI)                         8,222,991      12,368,057      13,534,300      17,532,653

  Less: Depreciation and Amortization                        NA       8,413,249      10,428,057      11,191,894

  Less: Cart Lease Expense                              946,404       1,263,612       1,461,992       1,703,612

  Less: Corporate Overhead                            1,911,158       2,973,506       3,275,833       4,136,242
                                                   --------------------------------------------------------------
Debt-free Pretax Income                                      NA        (282,310)     (1,631,582)        500,905

  Less: Pro-forma Income Taxes at 40%                        NA               0               0         200,362
                                                   --------------------------------------------------------------
Debt-free Net Income                                         NA        (282,310)     (1,631,582)        300,543
                                                   ==============================================================


Debt-free Net Income                                         NA        (282,310)     (1,631,582)        300,543

  Depreciation and Amortization                              NA       8,413,249      10,428,057      11,191,894

  New Course Acquisition Cost                                NA              NA              NA               0

  Maintenance Capital Expenditures                           NA              NA              NA        (713,574)

  Additional Development Cost Existing Courses               NA              NA              NA               0
                                                   --------------------------------------------------------------
Debt-free Cash Flow                                          NA              NA              NA      10,778,863
                                                   ==============================================================

Course Operating Income (COI)                         8,222,991      12,368,057      13,534,300      17,532,653
  Less: Cart Lease Expense                             (946,404)     (1,263,612)     (1,461,992)     (1,703,612)
  Less: Maintenance Capital Expenditures                     NA              NA              NA        (713,574)
                                                   --------------------------------------------------------------
Net Operating Income (NOI)                                   NA              NA              NA      15,115,467

                                                   --------------------------------------------------------------
                                                                                 PROJECTED
             For FYE December 31,                       2002            2003            2004            2005
                                                   --------------------------------------------------------------
# New Courses                                                 5               5               5               5

Total Revenue                                        42,770,829      52,911,711      64,848,441      76,872,709

  Less: Cost of Sales and Operating Expenses         21,394,505      26,107,843      31,567,472      36,957,624
                                                   --------------------------------------------------------------
Course Operating Income (COI)                        21,376,324      26,803,868      33,280,969      39,915,085

  Less: Depreciation and Amortization                11,490,343      12,026,026      12,583,786      13,165,507

  Less: Cart Lease Expense                            1,866,112       2,191,112       2,516,112       2,841,112

  Less: Corporate Overhead                            4,343,054       4,560,207       4,799,142       5,107,667
                                                   --------------------------------------------------------------
Debt-free Pretax Income                               3,676,815       8,026,523      13,381,929      18,800,799

  Less: Pro-forma Income Taxes at 40%                 1,470,726       3,210,609       5,352,772       7,520,320
                                                   --------------------------------------------------------------
Debt-free Net Income                                  2,206,089       4,815,914       8,029,158      11,280,479
                                                   ==============================================================


Debt-free Net Income                                  2,206,089       4,815,914       8,029,158      11,280,479

  Depreciation and Amortization                      11,490,343      12,026,026      12,583,786      13,165,507

  New Course Acquisition Cost                       (22,000,000)    (22,000,000)    (22,000,000)    (22,000,000)

  Maintenance Capital Expenditures                     (855,417)     (1,058,234)     (1,296,969)     (1,537,454)

  Additional Development Cost Existing Courses       (4,950,000)     (3,850,000)              0               0
                                                   --------------------------------------------------------------
Debt-free Cash Flow                                 (14,108,985)    (10,066,295)     (2,684,026)        908,532
                                                   ==============================================================

Course Operating Income (COI)                        21,376,324      26,803,868      33,280,969      39,915,085
  Less: Cart Lease Expense                           (1,866,112)     (2,191,112)     (2,516,112)     (2,841,112)
  Less: Maintenance Capital Expenditures               (855,417)     (1,058,234)     (1,296,969)     (1,537,454)
                                                   --------------------------------------------------------------
Net Operating Income (NOI)                           18,654,795      23,554,522      29,467,888      35,536,519

                                       - 13 -                 DUFF & PHELPS, LLC

                              GOTHAM GOLF PARTNERS
                DISCOUNTED CASH FLOW ANALYSIS (OPTIMISTIC CASE -
                         NEW COURSES, ROLL-UP STRATEGY)
                                Valuation Summary

Weighted Average Cost of Capital                                           14.0%           13.0%           12.0%
                                                                 ------------------------------------------------
                                                                        Terminal Year Capitalization of NOI
                                                                 ------------------------------------------------
Continuing Value (2005) Based on NOI Cap Rate of 11.0%              335,204,717     335,204,717     335,204,717

Present Value of Continuing Value                                   185,882,408     193,400,292     201,293,161
Present Value of Interim Debt-free Cash Flow                        (16,179,956)    (16,444,906)    (16,716,264)
                                                                 ------------------------------------------------
Enterprise Value Indication (rounded)                               169,700,000     177,000,000     184,600,000
  Less: Total Debt as of 4/l/01                                    (119,825,333)   (119,825,333)   (119,825,333)
  Plus: Other Assets                                                  3,155,000       3,155,000       3,155,000
  Plus: Cash & Equivalents                                            2,363,225       2,363,225       2,363,225
                                                                 ------------------------------------------------
Equity Value Indication (rounded)                                    55,392,892      62,692,892      70,292,892

                                                                    ----------------------------------------------------------
             For FYE December 31,                                       2001            2002            2003            2004
                                                                    ----------------------------------------------------------
Discount Period                                                       0.25          1.00          2.00         3.00
Present Value of Interim Period Debt-free Cash Flows @      14.0%     5,215,750     (12,376,302)  (7,745,687)  (1,811,641)
Present Value of Interim Period Debt-free Cash Flows @      13.0%     5,227,251     (12,485,827)  (7,883,385)  (1,860,164)
Present Value of Interim Period Debt-free Cash Flows @      12.0%     5,238,880     (12,597,308)  (8,024,788)  (1,910,436)

                                                             ------------------------------------
             For FYE December 31,                                       2005           Total
                                                             ------------------------------------
Discount Period                                                       4.00
Present Value of Interim Period Debt-free Cash Flows @                537,924        (16,179,956)
Present Value of Interim Period Debt-free Cash Flows @                557,220        (16,444,906)
Present Value of Interim Period Debt-free Cash Flows @                577,389        (16,716,264)

                                       - 14 -                 DUFF & PHELPS, LLC

                              GOTHAM GOLF PARTNERS
                DISCOUNTED CASH FLOW ANALYSIS (OPTIMISTIC CASE -
                         NEW COURSES, ROLL-UP STRATEGY)
                                   Assumptions

                                                   --------------------------------------------------------------
                                                                       ACTUAL                         PROJECTED
             For FYE December 31,                       1998            1999            2000            2001
                                                   --------------------------------------------------------------
INCOME STATEMENT ASSUMPTIONS

Rounds Played                                           572,387         717,038         839,339         973,730
Average Revenue per Round                                 33.44           35.62           36.27           36.64
Increase in Rounds Played                                    NA            25.3%           17.1%           16.0%
Increase in Revenue per Round                                NA             6.5%            1.8%            1.0%

Cost of Sales and Operating Expenses as
  a % of Revenue                                           57.0%           51.6%           55.5%           50.9%
Cart Lease Expense as a % of Revenue                        4.9%            4.9%            4.8%            4.8%
Cart Lease Expense Growth                                    NA            33.5%           15.7%           15.7%

COI Margin                                                 43.0%           48.4%           44.5%           49.1%
COI Growth                                                   NA            50.4%            9.4%           29.5%

Corporate Overhead as a % of Revenue                       10.0%           11.6%           10.8%           11.6%

EBITDA                                                       NA       8,130,939       8,796,475      11,692,799
EBITDA Margin                                                NA            31.8%           28.9%           32.8%
EBITDA Growth                                                NA              NA             8.2%           32.9%

BALANCE SHEET ASSUMPTIONS

Beginning Original Fixed Assets (excluding land)             NA              NA      64,400,735      83,615,407
  Plus: CapEx                                                NA      15,273,770      27,514,313               0
  Less: Assets Sold                                          NA          94,813       3,837,150               0
  Less: Depreciation and Amortization                        NA       8,413,249      10,428,057      11,156,215
  Plus: Adjustment                                           NA              NA       5,965,566               0
                                                   --------------------------------------------------------------
Ending Original Fixed Assets (excluding land)                NA      64,400,735      83,615,407      72,459,192

Remaining Years of Life (Original Fixed Assets)                                       7.5 years
Capital Improvements as a % of New Course
  Acquisition Costs                                                                                        20.0%
-----------------------------------------------------------------------------------------------------------------
New CapEx                                                                                               713,574
-----------------------------------------------------------------------------------------------------------------
  Depreciation of 2001 CapEx                                                         10.0 years          35,679
  Depreciation of 2002 CapEx                                                         10.0 years
  Depreciation of 2003 CapEx                                                         10.0 years
  Depreciation of 2004 CapEx                                                         10.0 years
  Depreciation of 2005 CapEx                                                         10.0 years
-----------------------------------------------------------------------------------------------------------------
New CapEx Depreciation                                                                                   35,679
-----------------------------------------------------------------------------------------------------------------
Total Depreciation and Amortization                                   8,413,249      10,428,057      11,191,894
Maintenance CapEx as a % of Revenue                          NA              NA              NA             2.0%

                                                   --------------------------------------------------------------
                                                                             PROJECTED
             For FYE December 31,                       2002            2003            2004            2005
                                                   --------------------------------------------------------------
INCOME STATEMENT ASSUMPTIONS

Rounds Played                                         1,131,924       1,358,680       1,614,339       1,867,590
Average Revenue per Round                                 37.79           38.94           40.17           41.16
Increase in Rounds Played                                  16.2%           20.0%           18.8%           15.7%
Increase in Revenue per Round                               3.1%            3.1%            3.2%            2.5%

Cost of Sales and Operating Expenses as
  a % of Revenue                                           50.0%           49.3%           48.7%           48.1%
Cart Lease Expense as a % of Revenue                        4.8%            4.8%            4.8%            4.8%
Cart Lease Expense Growth                                   9.5%           17.4%           14.8%           12.9%

COI Margin                                                 50.0%           50.7%           51.3%           51.9%
COI Growth                                                 21.9%           25.4%           24.2%           19.9%

Corporate Overhead as a % of Revenue                       10.2%            8.6%            7.4%            6.6%

EBITDA                                               15,167,158      20,052,549      25,965,715      31,966,306
EBITDA Margin                                              35.5%           37.9%           40.0%           41.6%
EBITDA Growth                                              29.7%           32.2%           29.5%           23.1%

BALANCE SHEET ASSUMPTIONS

Beginning Original Fixed Assets (excluding land)     72,459,192      61,302,977      50,146,762      38,990,548
  Plus: CapEx                                                 0               0               0               0
  Less: Assets Sold                                           0               0               0               0
  Less: Depreciation and Amortization                11,156,215      11,156,215      11,156,215      11,156,215
  Plus: Adjustment                                            0               0               0               0
                                                 ----------------------------------------------------------------
Ending Original Fixed Assets (excluding land)        61,302,977      50,146,762      38,990,548      27,834,333

Remaining Years of Life (Original Fixed Assets)
Capital Improvements as a % of New Course
  Acquisition Costs                                        20.0%           20.0%           20.0%           20.0%
-----------------------------------------------------------------------------------------------------------------
New CapEx                                             5,255,417       5,458,234       5,696,969       5,937,454
-----------------------------------------------------------------------------------------------------------------
  Depreciation of 2001 CapEx                             71,357          71,357          71,357          71,357
  Depreciation of 2002 CapEx                            262,771         525,542         525,542         525,542
  Depreciation of 2003 CapEx                                            272,912         545,823         545,823
  Depreciation of 2004 CapEx                                                            284,848         569,697
  Depreciation of 2005 CapEx                                                                            296,873
-----------------------------------------------------------------------------------------------------------------
New CapEx Depreciation                                  334,128         869,811       1,427,571       2,009,292
-----------------------------------------------------------------------------------------------------------------
Total Depreciation and Amortization                  11,490,343      12,026,026      12,583,786      13,165,507
Maintenance CapEx as a % of Revenue                         2.0%            2.0%            2.0%            2.0%

                                      - 15 -                 DUFF & PHELPS, LLC

                           GOTHAM GOLF PARTNERS, L.P.
                           COMPARABLE COMPANY ANALYSIS
--------------------------------------------------------------------------------


[_]       Comparable Public Company Approach

          . Based on the theory that the value of any company can be estimated based on the public market trading prices for other companies engaged in a similar line of business.

          . Pertinent financial and market price information of comparable companies that are considered to be similar to the subject company is used as a basis for estimating the value of the subject company.

          . The subject company is compared both quantitatively and qualitatively to the comparable companies, and the indicated valuation multiples are adjusted to reflect the results of that comparison.

          . Application of the appropriate market multiples, based on the comparable companies, to the subject company's representative levels of cash flow and other measures.

[_]       Determination of Representative Levels

          . Determination of representative levels of the Company's cash flow generating capability going forward, and ensuring consistency with historical financial performance and growth rates.

          . We have analyzed course operating income ("COI") on both a historical and projected basis. We have selected a representative COI course by course based on when the golf course COI stabilizes.

          . After determining a normalized COI, we adjusted for normalized overhead (4% of revenues), and cart lease expense to derive a representative level of earnings before interest, taxes, depreciation and amortization ("EBITDA").

[_]       Selection of Market Multiples to Apply to Representative Levels

          .    Comparable public companies were used as a guide.

          . Investment attributes of GGP were contrasted to the comparable companies.

          .    Selected market multiples on a controlling interest basis.

                                       - 16 -                 DUFF & PHELPS, LLC

                           GOTHAM GOLF PARTNERS, L.P.
                           COMPARABLE COMPANY ANALYSIS
--------------------------------------------------------------------------------


[_]       Determination of Value

          . Applying the range of reasonable Enterprise Value/EBITDA multiples to representative GGP EBITDA results in a range of total enterprise value indications.

          . Adding cash and other assets to Enterprise Value and deducting interest bearing debt results in indications of fair market value of the Company's equity, on a controlling interest basis, of $22.5 million to $37.8 million.

                                       - 17 -                 DUFF & PHELPS, LLC

                           GOTHAM GOLF PARTNERS, L.P.
                       COMPARABLE PUBLIC COMPANY ANALYSIS
--------------------------------------------------------------------------------

                                                 -------------------------------------------------
                                                                   VALUATION RANGE
                                                 -------------------------------------------------
Rep Level EBITDA                                     15,287,275      15,287,275      15,287,275
EBITDA Multiple                                             9.0x            9.5x           10.0x
                                                 -------------------------------------------------
Enterprise Value Indication                         137,585,474     145,229,112     152,872,749
     Less: Total Debt                              (119,825,333)   (119,825,333)   (119,825,333)
     Less: Addition Hawklake CapE                      (800,000)       (800,000)       (800,000)
     Plus: Other Assets                               3,155,000       3,155,000       3,155,000
     Plus: Cash & Equivalents                         2,363,225       2,363,225       2,363,225
                                                 -------------------------------------------------
Equity Value (rounded)                               22,478,366      30,122,004      37,765,641

                                         - 18 -               DUFF & PHELPS, LLC

GOTHAM GOLF PARTNERS
REPRESENTATIVE LEVELS
Representative Revenue and COI

                                                                       COI
                                   ---------------------------------------------------------------------------------
                                             ACTUAL                                PROJECTED                 REP
                                        1998      1999       2000         2001      2002         2003       LEVEL
                                   ---------------------------------------------------------------------------------
MIDDLE ATLANTIC REGION
     1998 ACQUISITIONS
     Edgewood in the Pines            818,974    657,142     710,340     715,434    729,743     744,338     718,506
     Lake Arbor Golf Club             631,220    541,348     408,518     567,583    590,853     614,947     567,583
     Robin Dale Golf Club             489,868    497,348     333,871     490,616    515,682     541,604     503,149
     Maple Ridge Golf Club            598,118    396,163     465,104     486,747    507,281     528,550     497,014
     Wild Oaks Golf Club              572,943    540,109     335,670     431,852    444,808     467,643     456,225
     Honey Run Golf Club              547,873    628,525     598,065     774,141    803,148     819,211     774,141
     Greencastle Greens Golf Club     439,891    484,146     470,278     480,215    508,798     538,691     478,213
     The Links at Challedon           505,604  1,137,111   1,130,464   1,122,531  1,152,230   1,182,596   1,126,498
     Fairfax National Golf Club       604,620  1,399,461   1,431,054   1,496,957  1,608,803   1,669,646   1,496,957
     Fox Hollow Golf Club             472,124    947,310     727,793     778,934    794,513     810,403     778,934
     Montgomery Country Club          642,886  1,597,882   1,694,796   1,834,737  1,909,974   1,987,873   1,834,737
                                   ---------------------------------------------------------------------------------

     1999 ACQUISITIONS
     Royal Oaks Golf Club                  NA    557,931     638,706     796,522    828,035     860,646     828,035
     Mountain Laurel Golf Club             NA    375,661     533,653     634,035    668,853     693,742     668,853
                                   ---------------------------------------------------------------------------------

     2000 ACQUISITIONS
     Four Seasons Golf Club                NA         NA     346,301     410,706    426,692     443,231     410,706
     Glade Valley Golf Club                NA         NA     866,513     857,296    905,783     947,862     876,531
     Bear Creek Golf Club                  NA         NA     416,897     500,202    530,939     573,901     552,420
     Hickory Heights Golf Club             NA         NA     285,967     705,928    750,130     780,775     765,453
     West Winds Golf Club                  NA         NA     269,782     611,900    644,249     678,129     661,189
     Monroe Valley Golf Club               NA         NA       4,374     509,679    551,044     583,884     551,044
     The Bridges                           NA         NA     (10,075)    833,711    899,598     944,900     899,598
                                   ---------------------------------------------------------------------------------

     UNDERGOING REDESIGN
     Hawk Lake Golf Club              463,725    412,083      66,403     147,873    705,500     789,540     747,520
                                   ---------------------------------------------------------------------------------

SOUTHEASTERN REGION
     Miami National Golf Club         670,245    779,053     564,028     736,589    751,321     766,347     736,589
     California Golf Club             572,892    641,300     419,283     436,132    464,545     493,964     450,338
     Montgomery National Golf Club    192,008    182,577     100,492     191,854    201,126     205,149     191,854
     Sapphire Mountain Golf Club           NA    592,905     540,995     602,759    620,073     637,785     602,759
     St. James Golf Club                   NA         NA     185,030     377,719    408,815     441,475     425,145
                                   ---------------------------------------------------------------------------------

     TOTAL GGP                      8,222,991 12,368,057  13,534,300  17,532,652 18,922,526  19,746,831  18,599,990
                                   =================================================================================

                                       - 19 -                 DUFF & PHELPS, LLC

GOTHAM GOLF PARTNERS
REPRESENTATIVE LEVELS
Representative Revenue and COI

                                                              COI GROWTH
                                     -----------------------------------------------------------------
                                              ACTUAL                        PROJECTED
                                      1999          2000        2001          2002             2003
                                     -----------------------------------------------------------------
MIDDLE ATLANTIC REGION
     1998 ACQUISITIONS
     Edgewood in the Pines           -19.8%          8.1%        0.7%          2.0%             2.0%
     Lake Arbor Golf Club            -14.2%        -24.5%       38.9%          4.1%             4.1%
     Robin Dale Golf Club              1.5%        -32.9%       46.9%          5.1%             5.0%
     Maple Ridge Golf Club           -33.8%         17.4%        4.7%          4.2%             4.2%
     Wild Oaks Golf Club              -5.7%        -37.9%       28.7%          3.0%             5.1%
     Honey Run Golf Club              14.7%         -4.8%       29.4%          3.7%             2.0%
     Greencastle Greens Golf Club     10.1%         -2.9%        2.1%          6.0%             5.9%
     The Links at Challedon          124.9%         -0.6%       -0.7%          2.6%             2.6%
     Fairfax National Golf Club      131.5%          2.3%        4.6%          7.5%             3.8%
     Fox Hollow Golf Club            100.6%        -23.2%        7.0%          2.0%             2.0%
     Montgomery Country Club         148.5%          6.1%        8.3%          4.1%             4.1%
                                    ------------------------------------------------------------------

     1999 ACQUISITIONS
     Royal Oaks Golf Club               NA          14.5%       24.7%          4.0%             3.9%
     Mountain Laurel Golf Club          NA          42.1%       18.8%          5.5%             3.7%
                                    ------------------------------------------------------------------

     2000 ACQUISITIONS
     Four Seasons Golf Club             NA            NA        18.6%          3.9%             3.9%
     Glade Valley Golf Club             NA            NA        -1.1%          5.7%             4.6%
     Bear Creek Golf Club               NA            NA        20.0%          6.1%             8.1%
     Hickory Heights Golf Club          NA            NA       146.9%          6.3%             4.1%
     West Winds Golf Club               NA            NA       126.8%          5.3%             5.3%
     Monroe Valley Golf Club            NA            NA     11552.5%          8.1%             6.0%
     The Bridges                        NA            NA     -8375.0%          7.9%             5.0%
                                    ------------------------------------------------------------------

     UNDERGOING REDESIGN
     Hawk Lake Golf Club             -11.1%        -83.9%      122.7%        377.1%            11.9%
                                    ------------------------------------------------------------------

SOUTHEASTERN REGION
     Miami National Golf Club         16.2%        -27.6%       30.6%          2.0%             2.0%
     California Golf Club             11.9%        -34.6%        4.0%          6.5%             6.3%
     Montgomery National Golf Club    -4.9%        -45.0%       90.9%          4.8%             2.0%
     Sapphire Mountain Golf Club        NA          -8.8%       11.4%          2.9%             2.9%
     St. James Golf Club                NA            NA       104.1%          8.2%             8.0%
                                    ------------------------------------------------------------------

     TOTAL GGP                        50.4%          9.4%       29.5%          7.9%             4.4%
                                    ==================================================================

                                       - 20 -                 DUFF & PHELPS, LLC

GOTHAM GOLF PARTNERS
REPRESENTAUVE LEVELS
Representative Revenue and COI

                                                                      COI MARGIN
                                     -----------------------------------------------------------------------------
                                                 ACTUAL                                   PROJECTED
                                     1998         1999         2000           2001          2002           2003
                                     -----------------------------------------------------------------------------
MIDDLE ATLANTIC REGION
     1998 ACQUISITIONS
     Edgewood in the Pines           43.5%        38.7%        41.4%          42.5%         42.5%          42.5%
     Lake Arbor Golf Club            47.6%        44.5%        34.7%          47.6%         48.1%          48.6%
     Robin Dale Golf Club            47.8%        47.6%        38.1%          48.7%         49.7%          50.6%
     Maple Ridge Golf Club           31.4%        34.2%        43.2%          45.1%         45.6%          46.1%
     Wild Oaks Golf Club             48.8%        49.6%        39.3%          46.9%         46.9%          47.4%
     Honey Run Golf Club             49.3%        52.3%        46.4%          57.2%         57.7%          57.7%
     Greencastle Greens Golf Club    47.4%        51.7%        48.1%          50.6%         51.6%          52.5%
     The Links at Challedon          52.3%        60.0%        58.6%          60.8%         61.1%          61.5%
     Fairfax National Golf Club      48.8%        54.3%        52.2%          54.8%         56.1%          56.5%
     Fox Hollow Golf Club            64.0%        60.5%        52.3%          59.3%         59.3%          59.3%
     Montgomery Country Club         43.6%        44.3%        43.8%          47.6%         48.1%          48.6%
                                    -----------------------------------------------------------------------------

     1999 ACQUISITIONS
     Royal Oaks Golf Club              NA         53.2%        44.1%          51.1%         51.6%          52.1%
     Mountain Laurel Golf Club         NA         64.3%        53.0%          57.3%         58.1%          58.5%
                                    -----------------------------------------------------------------------------

     2000 ACQUISITIONS
     Four Seasons Golf Club            NA           NA         51.1%          52.8%         53.3%          53.8%
     Glade Valley Golf Club            NA           NA         62.9%          60.4%         60.8%          61.1%
     Bear Creek Golf Club              NA           NA         48.5%          48.3%         49.2%          50.7%
     Hickory Heights Golf Club         NA           NA         45.0%          46.9%         48.0%          48.5%
     West Winds Golf Club              NA           NA         43.0%          43.7%         44.3%          44.8%
     Monroe Valley Golf Club           NA           NA          4.3%          49.1%         50.5%          51.5%
     The Bridges                       NA           NA        -85.1%          47.8%         49.1%          49.6%
                                    -----------------------------------------------------------------------------

     UNDERGOING REDESIGN
     Hawk Lake Golf Club             53.1%        49.9%        29.3%          65.7%         50.6%          52.4%
                                    -----------------------------------------------------------------------------

SOUTHEASTERN REGION
     Miami National Golf Club        31.3%        40.0%        31.3%          39.0%         39.0%          39.0%
     California Golf Club            35.7%        44.8%        34.3%          36.3%         37.5%          38.7%
     Montgomery National Golf Club   25.6%        27.7%        19.9%          35.3%         35.9%          35.9%
     Sapphire Mountain Golf Club       NA         56.2%        50.9%          53.4%         53.9%          54.3%
     St. James Golf Club               NA           NA         18.9%          32.1%         33.4%          34.7%
                                    -----------------------------------------------------------------------------


     TOTAL GGP                       43.0%        48.4%        44.5%          49.1%         49.7%          50.3%
                                    =============================================================================

                                       - 21 -                 DUFF & PHELPS, LLC

GOTHAM GOLF PARTNERS
REPRESENTATIVE LEVELS
Representative Revenue and COI

                                                                       REVENUE
                                    ------------------------------------------------------------------------------------
                                               ACTUAL                                  PROJECTED                REP
                                        1998      1999       2000         2001      2002         2003          LEVEL
                                    ------------------------------------------------------------------------------------
MIDDLE ATLANTIC REGION
     1998 ACQUISITIONS
     Edgewood in the Pines            1,884,263  1,697,668   1,717,838    1,681,837    1,715,474   1,749,783  1,705,050
     Lake Arbor Golf Club             1,324,983  1,215,390   1,177,674    1,191,875    1,227,631   1,264,460  1,191,875
     Robin Dale Golf Club             1,025,726  1,044,843     876,405    1,008,012    1,038,252   1,069,400  1,023,132
     Maple Ridge Golf Club            1,905,044  1,158,233   1,077,774    1,079,899    1,112,296   1,145,665  1,096,097
     Wild Oaks Golf Club              1,174,015  1,090,009     854,553      921,479      949,123     987,088    968,106
     Honey Run Golf Club              1,110,596  1,201,164   1,289,819    1,352,461    1,393,035   1,420,896  1,352,461
     Greencastle Greens Golf Club       927,750    937,316     978,259      948,425      986,362   1,025,816    954,667
     The Links at Challedon             966,237  1,895,201   1,930,136    1,847,409    1,884,357   1,922,044  1,888,773
     Fairfax National Golf Club       1,238,247  2,579,241   2,741,193    2,730,215    2,866,726   2,952,728  2,730,215
     Fox Hollow Golf Club               737,685  1,564,920   1,390,672    1,313,652    1,339,925   1,366,724  1,313,652
     Montgomery Country Club          1,474,153  3,604,135   3,866,081    3,854,275    3,969,903   4,089,000  3,854,275
                                    ------------------------------------------------------------------------------------

     1999 ACQUISITIONS
     Royal Oaks Golf Club                    NA  1,049,309   1,448,058    1,558,249    1,604,996   1,653,146  1,604,996
     Mountain Laurel Golf Club               NA    584,561   1,006,406    1,106,867    1,151,142   1,185,676  1,151,142
                                    ------------------------------------------------------------------------------------

     2000 ACQUISITIONS
     Four Seasons Golf Club                  NA         NA     677,969      777,206      800,522     824,538    777,206
     Glade Valley Golf Club                  NA         NA   1,378,614    1,419,555    1,490,533   1,550,154  1,429,567
     Bear Creek Golf Club                    NA         NA     859,697    1,036,644    1,078,110   1,132,015  1,105,063
     Hickory Heights Golf Club               NA         NA     635,108    1,504,155    1,564,321   1,611,251  1,587,786
     West Winds Golf Club                    NA         NA     627,813    1,399,229    1,455,198   1,513,406  1,484,302
     Monroe Valley Golf Club                 NA         NA     101,526    1,039,036    1,090,988   1,134,627  1,090,988
     The Bridges                             NA         NA      11,833    1,744,165    1,831,373   1,904,628  1,831,373
                                    ------------------------------------------------------------------------------------

     UNDERGOING REDESIGN
     Hawk Lake Golf Club                872,630    826,204     226,683      225,000    1,395,500   1,507,140  1,451,320
                                    ------------------------------------------------------------------------------------

     SOUTHEASTERN REGION
     Miami National Golf Club         2,143,807  1,945,654   1,801,935    1,887,281    1,925,027   1,963,527  1,887,281
     California Golf Club             1,606,805  1,430,096   1,222,175    1,202,581    1,238,658   1,275,818  1,220,620
     Montgomery National Golf Club      749,615    658,726     503,972      543,496      559,801     570,997    543,496
     Sapphire Mountain Golf Club             NA  1,054,818   1,063,751    1,128,617    1,151,189   1,174,213  1,128,617
     St. James Golf Club                     NA         NA     978,770    1,177,085    1,224,168   1,273,135  1,248,652
                                    -----------------------------------------------------------------------------------

     TOTAL GGP                       19,141,556 25,537,488  30,444,714   35,678,706   38,044,612  39,267,877 37,620,711
                                    ====================================================================================

                                        - 22 -                DUFF & PHELPS, LLC

                              GOTHAM GOLF PARTNERS
                              REPRESENTATIVE LEVELS
                                Summary Schedule

                                                ------------------------------------------------------------------------------------
                                                                       HISTORICAL                                PROJECTED
                                                    1998                  1999           2000               2001          2002
                                                ------------------------------------------------------------------------------------
Total Revenue                                     19,141,556          25,537,488        30,444,714      35,678,706      38,044,612
  Less:  Cost of Sales and Operating Expenses     10,918,565          13,169,431        16,910,414      18,146,053      19,122,085
                                                ------------------------------------------------------------------------------------
Course Operating Income (COI)                      8,222,991          12,368,057        13,534,300      17,532,653      18,922,526
COI MARGIN                                              43.0%               48.4%             44.5%           49.1%           49.7%
  Less:  Depreciation and Amortization                    NA           8,413,249        10,428,057      11,191,894      11,265,617
  Less:  Cart Lease Expense                          946,404           1,263,612         1,461,992       1,703,612       1,737,684
  Less:  Corporate Overhead (1)                    1,911,158           2,973,506         3,275,833       4,136,242       4,343,054
                                                ------------------------------------------------------------------------------------
EBIT                                                      NA            (282,310)       (1,631,582)        500,905       1,576,171
  Plus:  Depreciation and Amortization                    NA           8,413,249        10,428,057      11,191,894      11,265,617
                                                ------------------------------------------------------------------------------------
EBITDA                                                    NA           8,130,939         8,796,475      11,692,799      12,841,788
  Plus:  Corporate Overhead (1)                    1,911,158           2,973,506         3,275,833       4,136,242       4,343,054
  Less:  Maintenance CapEx (2)                      (382,831)           (510,750)         (608,894)       (713,574)       (760,892)
                                               -------------------------------------------------------------------------------------
NOI                                                       NA          10,593,695        11,463,414      15,115,467      16,423,950

                                               ------------------------------------
                                                PROJECTED               REP
                                                     2003              LEVEL
                                               ------------------------------------

Total Revenue                                     39,267,877         37,620,711
  Less:  Cost of Sales and Operating Expenses     19,521,046         19,020,721
                                               ------------------------------------
Course Operating Income (COI)                     19,746,831         18,599,990
COI MARGIN                                             50.3%              49.4%
  Less:  Depreciation and Amortization            11,342,929         11,200,000
  Less:  Cart Lease Expense                        1,772,438          1,807,887
  Less:  Corporate Overhead (1)                    4,560,207          1,504,828
                                               ------------------------------------
EBIT                                               2,071,257          4,087,275
  Plus:  Depreciation and Amortization            11,342,929         11,200,000
                                               ------------------------------------
EBITDA                                            13,414,186         15,287,275
  Plus:  Corporate Overhead (1)                    4,560,207          1,504,828
  Less:  Maintenance CapEx (2)                      (785,358)          (752,414)
                                               ------------------------------------
NOI                                               17,189,036         16,039,689

(1) Rep level based on normalized corporate overhead (4% of revenue according to management and industry statistics).
(2)  Estimated at 2% of revenue.

                                       - 23 -                 DUFF & PHELPS, LLC

                         FIRST UNION REAL ESTATE EQUITY
                           COMPARABLE COMPANY ANALYSIS
                                 AUGUST 16, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  COMMON STOCK PRICE AS     ENTERPRISE VALUE AS
                                                                                  A MULTIPLE OF             A MULTIPLE OF
                                                                                  ----------------------    ------------------------
                                                                                                   BOOK
                             COMMON  EQUITY    ENTERPRISE  DEBT/        LTM               PRO-     VALUE
                             STOCK   VALUE     VALUE       ENTERPRISE   REVENUES  LTM     JECTED   PER      LTM      LTM    LTM
COMPANY                      PRICE   (IN MIL)  (IN MIL)    VALUE        (IN MIL)  EPS     EPS      SHARE    EBITDA   EBIT   REVENUES
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN SKIING CO.          $0.97     $30       $599      61.6%          $435      NM      NM      0.2x     11.2x   78.5x   1.4x
CLUBHAUS PLC*                 0.32      32        128      76.3%            45     3.9     3.3      0.4       7.0     8.5    2.8
CLUBLINK CORP.*               6.20     125        355      65.4%           106    29.4    18.8      0.6      14.1    22.6    3.4
GOLF TRUST OF AMERICA         8.36      69        336      62.5%            53      NM      NA      1.1       9.7    16.1    6.4
CROWN SPORTS PLC*             0.25      63         79      32.6%             4      NM      NA      1.0        NM      NM    NM
NATIONAL GOLF PROPERTIES     20.20     264        895      50.9%           121    11.7     6.0      2.2       7.8    11.8    7.4
PGA EURO. TOUR COURSES PLC*   0.47      30         33      11.7%             8    17.9      NA      1.3      14.0    17.8    4.0

HIGHEST                      20.20     264        895      76.3%           435    29.4    18.8      2.2      14.1    78.5    7.4
LOWEST                        0.25      30         33      11.7%             4     3.9     3.3      0.2       7.0     8.5    1.4

MEAN                          5.25      87        346      51.6%           110    15.7     9.4      1.0      10.6    25.9    4.2
MEDIAN                        0.97      63        336      61.6%            53    14.8     6.0      1.0      10.4    16.9    3.7
====================================================================================================================================

                                                GROWTH RATES                         MARGIN ANALYSIS              RETURN ANALYSIS
                            ---------------------------------------------------  -----------------------  --------------------------
                                                                                                  3-YR.
                                      3-YR.              3-YR.    TERM           3-YR.    LTM     AVG.           3-YR.         3-YR.
                            LTM       CAGR      LTM      CAGR     PROJ.  LTM     AVG.     NET     NET     LTM    AVG.   LTM    AVG.
COMPANY                     REVENUES  REVENUES  EBITDA   EBITDA   EPS    EBITDA  EBITDA   INCOME  INCOME  ROE    ROE    ROA    ROA
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN SKIING CO.         11.2      34.2      17.8     12.9      NA    12.3    16.4     (8.2)   (4.5)     NM   1.0     NM    4.9
CLUBHAUS PLC                34.1      36.2      41.6     42.9      NA    40.3    39.3     19.3    24.2    10.0   9.5    6.7    6.2
CLUBLINK CORP.               0.1      44.2      (0.7)    28.6      NA    23.8    27.2      4.4     8.4     2.3   4.1    2.4    2.8
GOLF TRUST OF AMERICA       (8.5)     43.6     (33.1)    42.9      NA    65.4    87.4     (0.2)   18.1      NM   7.4     NM    4.8
CROWN SPORTS PLC            (0.7)     39.9      20.4     33.1      NA    16.7    18.8     10.7    11.8     0.4   0.4    1.1    3.2
NATIONAL GOLF PROPERTIES     5.4      16.7       5.5     17.7     9.5    95.4    94.8     18.8    17.5    18.5  14.0    6.0    8.4
PGA EURO. TOUR COURSES PLC  11.9      (0.7)     22.0     27.8      NA    28.4    27.1     19.9    16.3     7.2   5.6    6.2    5.1

HIGHEST                     34.1      44.2      41.6     42.9     9.5    95.4    94.8     19.9    24.2    18.5  14.0    6.7    8.4
LOWEST                      (8.5)     (0.7)    (33.1)    12.9     9.5    12.3    16.4     (8.2)   (4.5)    0.4   0.4    1.1    2.8

MEAN                         7.6      30.6      10.5     29.4     9.5    40.3    44.4      9.2    13.1     7.7   6.0    4.5    5.0
MEDIAN                       5.4      36.2      17.8     28.6     9.5    28.4    27.2     10.7    16.3     7.2   5.6    6.0    4.9
====================================================================================================================================

------------------------------------------------------------------------------------------------------------
                                            PRICE       %
                                            ONE         CHANGE
                                            YEAR        IN LLM     LTM      PROJECTED   PRICE AS A MULTIPLE
INDEX                           PRICE       AGO         PRICE      EPS      EPS         LTM EPS   PROJ. EPS
------------------------------------------------------------------------------------------------------------
Dow Jones Industrial Average    $10,412.2   $11,176.1     -6.8%    $401.3   $505.0         25.9      20.6
S&P 500                           1,186.7     1,491.6    -20.4       45.4     52.5         26.1      22.6
NASDAQ Composite                  1,964.9     3,849.7    -49.0
============================================================================================================

* NOTE:   FIGURES FOR CLUBHAUS PLC, CROWN SPORTS PLC, AND PGA EURO. TOUR COURSES
PLC ARE DISPLAYED IN BRITISH POUNDS (BP); FIGURES FOR CLUBLINK CORP. ARE DISPLAYED IN CANADIAN DOLLARS (CD).
Source:   Standard & Poor's Compustat Services, Inc., Duff & Phelps, LLC and
First Call Corporation.

                                       - 24 -                 DUFF & PHELPS, LLC

                         FIRST UNION REAL ESTATE EQUITY
                           COMPARABLE COMPANY ANALYSIS
                                FINANCIAL PROFILE
                      (IN MILLIONS, EXCEPT PER SHARE DATA)
                                 AUGUST 16, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                               CROWN
                              AMERICAN     CLUBHAUS   CLUBLINK   GOLF TRUST    SPORTS   NATIONAL    PGA EURO.      GOTHAM    GOTHAM
                              SKIING CO.   PLC        CORP.      OF AMERICA    PLC      GOLF PROP.  TOUR COURSES   GOLF       GOLF
------------------------------------------------------------------------------------------------------------------------------------
                                           BRITISH    CANADIAN                 BRITISH              BRITISH
                                           POUNDS     DOLLARS                  POUNDS               POUNDS
  Common Stock Price          $ 0.97      $  0.32     $  6.20       $ 8.36     $  0.25     $20.20     $ 0.47
  Common Stock Price-One
    Yr. Ago                     2.25         0.60        5.70        14.06        0.26      20.75       0.42
  PERCENT PRICE CHANGE         -56.9%       -46.2%        8.8%       -40.6%       -1.0%      -2.7%      11.9%

  52-week High                $ 2.81      $ 0l.61     $  6.80       $14.25     $  0.37     $27.70     $ 0.57
  52-week Low                   0.75         0.31        5.10         6.56        0.24      19.25       0.26

  Indicated Dividend          $ 0.00      $  0.00     $  0.00       $ 1.00     $  0.00     $ 1.84     $ 0.00
  DIVIDEND YIELD                 0.0%         0.0%        0.0%        12.0%       0.05       9.1%        0.0%

  Book Value Per Share        $ 5.20      $  0.89     $ 10.16       $ 7.59     $  0.25     $ 9.15     $ 0.37

TRADING ACTIVITY
  Common Shares Outstanding    30.51       101.04       20.16         8.22      250.22      13.05      63.46
  Stock Exchange                NYSE       London     Toronto          ASE      London       NYSE     London

CAPITALIZATION
  Market Value of Common
    Equity                    $ 29.6      $  32.3     $ 125.0       $ 68.7     $  63.2     $263.7     $ 29.8
  Plus:  Total Debt
    Outstanding                369.3         97.6       232.0        210.0        25.7      455.8        3.9
  Plus:  Book Value of
    Preferred Stock            218.3          0.0         0.0         20.0         0.0        0.0        0.0
  Plus:  Minority Interest       0.0          0.0         0.0         41.9         0.0      175.5        0.0
  Less:  Cash and Equivalents   17.9          2.0         2.2          4.8        10.2        0.4        0.5
  ENTERPRISE VALUE             599.3        128.0       354.7        335.9        78.7      894.6       33.2
  DEBT TO ENTERPRISE VALUE      61.6%        76.3%       65.4%        62.5%       32.6%      50.9%      11.7%
====================================================================================================================================

Note:  Adjusted for special items.

Source: Standard & Poor's Compustat Services, Inc., Bloomberg L.P., and Duff & Phelps, LLC.

                                       - 25 -                 DUFF & PHELPS, LLC

                         FIRST UNION REAL ESTATE EQUITY
                           COMPARABLE COMPANY ANALYSIS
                              FINANCIAL PERFORMANCE
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               CROWN                 PGA EURO.
                              AMERICAN     CLUBHAUS   CLUBLINK   GOLF TRUST    SPORTS   NATIONAL     TOUR         GOTHAM     GOTHAM
                              SKIING CO.   PLC        CORP.      OF AMERICA    PLC      GOLF PROP.   COURSES       GOLF       GOLF
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AUDITED
                                           BRITISH    CANADIAN                 BRITISH               BRITISH       FINAN-     REP
                                           POUNDS     DOLLARS                  POUNDS                POUNDS        CIALS      LEVELS
LTM FINANCIAL RESULTS
   Date of LTM Financial                                                                                                         Rep
     Results                   Apr01       Dec00       Apr01      Mar01        Dec00     Jun01       Dec00         Dec00      Levels
   Revenues                   $435.0       $45.2      $105.8      $52.7         $3.5    $120.8        $8.4         $30.8       $37.6
   EBITDA                       53.7        18.2        25.2       34.5          0.6     115.3         2.4           8.7        15.3
   EBIT                          7.6        15.1        15.7       20.8          0.4      75.8         1.9          (1.8)        4.1
   Net Income                  (35.7)        8.7         4.7       (0.1)         0.4      22.8         1.7          (9.4)         NA
   Diluted EPS                  (2.07)       0.08        0.21      (0.18)        0.00      1.7         0.03            NA

FISCAL YEAR END RESULTS
   Date of Latest Fiscal
     Year End                  Jul00       Dec00       Dec00      Dec00        Dec00     Dec00       Dec00         Dec99
   Revenues                   $424.1       $45.2      $105.7      $55.5         $3.5    $118.0        $8.4         $25.7
   EBITDA                       47.0        18.2        25.4       47.3          0.6     112.3         2.4           7.1
   EBIT                         (0.0)       15.1        16.2       29.0          0.4      72.2         1.9          (1.3)
   Net Income                  (30.1)        8.7         6.9        5.1          0.4      19.2         1.7          (7.2)
   Diluted EPS                  (1.69)       0.08        0.33       0.40         0.00      1.47        0.03            NA
====================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               CROWN                PGA EURO.
                              AMERICAN     CLUBHAUS   CLUBLINK   GOLF TRUST    SPORTS   NATIONAL    TOUR        GOTHAM      GOTHAM
                              SKIING CO.   PLC        CORP.      OF AMERICA    PLC      GOLF PROP.  COURSES     GOLF        GOLF
------------------------------------------------------------------------------------------------------------------------------------
                                           BRITISH    CANADIAN                 BRITISH              BRITISH
                                           POUNDS     DOLLARS                  POUNDS               POUNDS
PROJECTED FINANCIAL RESULTS
   Date of Projected
     Financial Results        7/31/01      7/31/01    7/31/01     NA           NA       12/31/01    NA           12/31/01   12/31/01
   EBITDA                       $21.6        $25.8      $24.5     NA           NA         $141.4    NA              $11.7      $11.7
   EBIT                         (24.4)        22.6       14.9     NA           NA          102.0    NA              500.9      500.9
   Net Income                   (45.2)         9.9        6.7     NA           NA           43.9    NA                 NA         NA
   Diluted EPS                   (1.48)        0.10       0.33    NA           NA            3.3    NA                 NA         NA

FIRST CALL EARNINGS ESTIMATES
   Date of First Call
     Estimates                6/21/01      7/31/01    7/31/01     NA           NA        5/24/01    NA

   Date of Next Fiscal Year
     End                      7/31/01     12/31/01   12/31/01     NA           NA       12/31/01    NA
   EPS Projection               -1.86         0.10       0.33     NA           NA           3.36    NA
   Range of EPS
     Projections          -2.12/-1.60    .090/.105    .26/.47     NA           NA      3.35/3.36    NA
   Number of Analysts               2            2          3     NA           NA              4    NA

   Date of 2nd Fiscal
     Year End                 7/31/02     12/31/02   12/31/02     NA           NA       12/31/02    NA
   EPS Projection               -1.48         0.10       0.32     NA           NA           3.66    NA
   Range of EPS
     Projections          -1.48/-1.48  .0984/.1010    .32/.32     NA           NA      3.62/3.69    NA
   Number of Analysts               1            2          1     NA           NA              4    NA

   Long-term Earnings
     Growth Rate                   NA           NA         NA     NA           NA            9.5%   NA
====================================================================================================================================

Note:  Adjusted for special items.

Source: Standard & Poor's Compustat Services, Inc. Duff & Phelps, LLC and First Call Corporation.

                                       - 26 -                 DUFF & PHELPS, LLC

                         FIRST UNION REAL ESTATE EQUITY
                           COMPARABLE COMPANY ANALYSIS
                            HISTORICAL PROFIT MARGINS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               CROWN                 PGA EURO.
                              AMERICAN     CLUBHAUS   CLUBLINK   GOLF TRUST    SPORTS   NATIONAL     TOUR         GOTHAM     GOTHAM
                              SKIING CO.   PLC        CORP.      OF AMERICA    PLC      GOLF PROP.   COURSES       GOLF       GOLF
------------------------------------------------------------------------------------------------------------------------------------
GROSS MARGINS (%)
   LTM                        25.0         63.2       87.2        65.4         82.9     95.4         89.8          92.3        92.3
   2000                       22.7         63.2       87.2        85.3         82.9     95.2         89.8          92.3        92.3
   1999                       29.0         60.5       87.2        89.1         82.2     95.4         89.0          93.2        93.2
   1998                       37.1         60.9       80.9        87.8         82.2     93.8         89.2          86.0        86.0

   Three-Year Average         29.6         61.6       85.1        87.4         82.4     94.8         89.4          90.5        90.5

EBITDA MARGINS (%)
   LTM                        12.3         40.3       23.8        65.4         16.7     95.4         28.4          28.1        28.1
   2000                       11.1         40.3       24.0        85.3         16.7     95.2         28.4          28.1        28.1
   1999                       13.4         38.2       23.5        89.1         13.8     95.4         26.1          27.6        27.6
   1998                       24.6         39.4       34.1        87.8         26.0     93.8         26.9          38.0        38.0

   Three-Year Average         16.4         39.3       27.2        87.4         18.8     94.8         27.1          31.3        31.3

EBIT MARGINS (%)
   LTM                         1.8         33.4       14.8        39.5         10.7     62.8         22.3          (5.7)       (5.7)
   2000                       (0.0)        33.4       15.3        52.3         10.7     61.2         22.3          (5.7)       (5.7)
   1999                       (0.5)        32.2       15.3        58.1          7.9     61.3         20.3          (5.1)       (5.1)
   1998                       13.4         30.5       28.2        61.5         21.1     61.3         20.0            NA          NA

   Three-Year Average          4.3         32.0       19.6        57.3         13.2     61.3         20.9          (5.4)       (5.4)

NET INCOME MARGINS (%)
   LTM                        (8.2)         19.3       4.4        (0.2)        10.7     18.8         19.9         (30.4)      (30.4)
   2000                       (7.1)         19.3       6.5         9.1         10.7     16.3         19.9         (30.4)      (30.4)
   1999                       (8.4)         22.0       5.9        20.7          5.0     16.2         17.7         (27.9)      (27.9)
   1998                        2.0          31.2      12.7        24.4         19.8     20.0         11.4            NA          NA

   Three-Year Average         (4.5)         24.2       8.4        18.1         11.8     17.5         16.3         (29.1)      (29.1)
====================================================================================================================================

Note:  Adjusted for special items.

Source: Standard & Poor's Compustat Services, Inc., Bloomberg L.P., and Duff & Phelps, LLC.

                                       - 27 -                 DUFF & PHELPS, LLC

                         FIRST UNION REAL ESTATE EQUITY
                           COMPARABLE COMPANY ANALYSIS
                             HISTORICAL GROWTH RATES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               CROWN                 PGA EURO.
                              AMERICAN     CLUBHAUS   CLUBLINK   GOLF TRUST    SPORTS   NATIONAL     TOUR        GOTHAM     GOTHAM
                              SKIING CO.   PLC        CORP.      OF AMERICA    PLC      GOLF PROP.   COURSES      GOLF       GOLF
------------------------------------------------------------------------------------------------------------------------------------
REVENUES GROWTH (%)
   LTM                        11.2         34.1        0.1       (8.5)         (0.7)     5.4         11.9         19.8       19.8
   2000                       33.8         34.1       14.5       (0.6)         (0.7)    10.6         11.9         19.8       19.8
   1999                       (6.9)        40.0       26.9       25.7          47.1     28.0          9.4         34.4       34.4
   1998                       94.1         34.5      106.3      137.0          87.6     12.2        (20.0)          NA         NA

   Three-Year CAGR            34.2         36.2       44.2       43.6          39.9     16.7         (0.7)          NA         NA

EBITDA GROWTH (%)
   LTM                        17.8         41.6       (0.7)     (33.1)         20.4      5.5         22.0         21.8       21.8
   2000                       10.4         41.6       16.9       (4.8)         20.4     10.4         22.0         21.8       21.8
   1999                      (49.1)        35.6      (12.6)      27.5         (22.2)    30.1          6.1         (2.2)      (2.2)
   1998                      156.2         51.8      108.4      140.6         152.0     13.4         61.4           NA         NA

   Three-Year CAGR            12.9         42.9       28.6       42.9          33.1     17.7         27.8           NA         NA

NET INCOME GROWTH (%)
   LTM                          NM         17.7      (32.3)        NM         111.0     38.7         25.9           NA         NA
   2000                         NM         17.7       26.7      (56.2)        111.0     11.2         25.9           NA         NA
   1999                         NM         (1.1)     (41.1)       6.5         (62.8)     3.8         70.0           NA         NA
   1998                         NM         87.1       97.2       81.4          60.0     17.0         27.9           NA         NA

   Three-Year CAGR              NM         29.6       13.7       (5.4)          7.9     10.5         39.9           NA         NA
====================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               CROWN                 PGA EURO.
                              AMERICAN     CLUBHAUS   CLUBLINK   GOLF TRUST    SPORTS   NATIONAL     TOUR         GOTHAM     GOTHAM
                              SKIING CO.   PLC        CORP.      OF AMERICA    PLC      GOLF PROP.   COURSES      GOLF       GOLF
------------------------------------------------------------------------------------------------------------------------------------
RETURNS ON AVERAGE
ASSETS (%)
   LTM                         NM          6.7        2.4           NM         1.1       6.0         6.2           NM         NM
   2000                        NM          6.7        2.8         -0.2         1.1       8.4         6.2           NM         NM
   1999                        NM          5.9        2.1          6.6         2.7       8.5         5.8           NM         NM
   1998                       4.9          6.1        3.6          8.0         5.7       8.2         3.2           NM         NM

   Three-Year Average         4.9          6.2        2.8          4.8         3.2       8.4         5.1           NA         NA

RETURNS ON AVERAGE
COMMON EQUITY (%)
   LTM                         NM         10.0        2.3           NM          0.4     18.5         7.2           NM         NM
   2000                        NM         10.0        3.3          3.7          0.4     15.8         7.2           NM         NM
   1999                        NM          8.8        2.9          9.2           NM     13.6         6.0           NM         NM
   1998                       1.0          9.8        6.2          9.3           NM     12.5         3.7           NM         NM

   Three-Year Average         1.0          9.5        4.1          7.4          0.4     14.0         5.6           NA         NA

Note:  Adjusted for special items.

Source: Standard & Poor's Compustat Services, Inc., Bloomberg L.P., and Duff & Phelps, LLC.

                                       - 28 -                 DUFF & PHELPS, LLC

                         FIRST UNION REAL ESTATE EQUITY
                           COMPARABLE COMPANY ANALYSIS
                             WORKING CAPITAL RATIOS

                                                                 GOLF
                              AMERICAN    CLUBHAUS   CLUBLINK    TRUST      CROWN     NATIONAL   PGA EURO.
                              SKIING CO.  PLC        CORP.       OF         SPORTS    GOLF       TOUR           GOTHAM      GOTHAM
                                                                 AMERICA    PLC       PROP.      COURSES        GOLF        GOLF
CURRENT RATIO                  0.2          1.0         1.2         NA        1.0        NA        0.8            0.3         0.3

INVENTORY TURNOVER
   LTM                        33.5          5.0         3.9         NA        2.6        NA        1.9            3.5         3.5
   Three-Year Average         23.5          3.7         4.2         NA        3.6        NA        1.5             NA          NA

RECEIVABLE DAYS
   LTM                        10.0         15.9         7.8      541.1        6.7      60.5       19.8           35.7        35.7
   Three-Year Average          6.8         13.3        29.8      507.8       10.9      72.1       15.6             NA          NA

PAYABLE DAYS
   LTM                       101.8         57.2       211.1      154.6      452.8     927.1      297.7          176.0       176.0
   Three-Year Average         80.6         66.7       267.1      603.9      264.8     757.3      301.3             NA          NA

WORKING CAPITAL AS A
 % OF REVENUES
   LTM                       -30.1         -9.5        12.3         NA       16.5        NA       -8.6             NM          NM
   Three-Year Average        -21.9        -25.2         8.1         NA      -45.1        NA      -14.9             NA          NA

                                       - 29 -                 DUFF & PHELPS, LLC

                         FIRST UNION REAL ESTATE EQUITY
                           COMPARABLE COMPANY ANALYSIS
                                  DEBT ANALYSIS

                                                                 GOLF
                              AMERICAN    CLUBHAUS   CLUBLINK    TRUST      CROWN     NATIONAL   PGA EURO.
                              SKIING CO.  PLC        CORP.       OF         SPORTS    GOLF       TOUR           GOTHAM      GOTHAM
                                                                 AMERICA    PLC       PROP.      COURSES        GOLF        GOLF
TOTAL DEBT TO TOTAL
 CAPITAL (%)
   LTM                        49.6        52.1        53.1       75.4       28.9      84.1       14.1           79.3        79.3
   2000                       53.0        52.1        52.5       76.7       28.9      83.9       14.1           79.3        79.3
   1999                       64.7        47.0        51.8       69.2       48.7      84.1       13.7           94.1        94.1
   1998                       57.0        28.5        48.9       72.4       51.0      77.3        7.3             NA          NA

   Three-Year Average         58.2        42.5        51.1       72.8       42.9      81.8       11.7           86.7        86.7

FIXED CHARGE COVERAGE
   LTM                         0.1         2.2         1.4        1.0        0.4       2.0        6.3           (0.2)       (0.2)
   2000                        0.0         2.2         1.4        1.3        0.4       1.8        6.3           (0.2)       (0.2)
   1999                        0.0         3.0         2.4        1.8        0.2       1.9        7.0           (0.2)       (0.2)
   1998                        1.0         4.4         8.6        2.8        0.4       2.5        7.6             NA          NA

   Three-Year Average          0.3         3.2         4.1        2.0        0.3       2.1        7.0             NA          NA

INTEREST COVERAGE
   LTM                         0.1         2.4         1.4        1.1        0.6       2.0        6.3           (0.2)       (0.2)
   2000                        0.0         2.4         1.4        1.5        0.6       1.8        6.3           (0.2)       (0.2)
   1999                        0.0         3.7         2.4        2.1        0.4       1.9        7.0           (0.2)       (0.2)
   1998                        1.3         7.4         8.6        2.8        1.0       2.5        7.6             NA          NA

   Three-Year Average          0.4         4.5         4.1        2.1        0.7       2.1        7.0             NA          NA

Source: Standard & Poor's Compustat Services, Inc., Bloomberg L.P., and Duff & Phelps, LLC.

                                       - 30 -                 DUFF & PHELPS, LLC

                           GOTHAM GOLF PARTNERS, L.P.
                            NET ASSET VALUE ANALYSIS
--------------------------------------------------------------------------------


[_]       Net Asset Value Approach

          . Under the net asset value method, the assets and liabilities of GGP are adjusted to market value as of a current date.

          . To estimate the fair market value of GGP's golf course operations, a capitalization of net operating income ("NOI") approach was utilized.

          . To determine appropriate capitalization multiples to use, Duff & Phelps analyzed comparable golf course transactions and the implied NOI capitalization rates.

          . Applying a range of reasonable capitalization rates to a representative level of GGP's NOI resulted in a range of value indications for the golf course operations.

          . Deducting the market value of liabilities from the market value of assets results in indications of fair market value of the Company's equity on a controlling interest basis, of $24.4 million to $37.7 million.

                                       - 31 -                 DUFF & PHELPS, LLC

                              GOTHAM GOLF PARTNERS
                            NET ASSET VALUE ANALYSIS

                                         ---------------------------------------------------------
                                                                     VALUATION RANGE
                                         ---------------------------------------------------------

Rep Level NOI                               16,039,689            16,039,689           16,039,689
Cap Rate                                          11.5%                 11.0%                10.5%
                                          --------------------------------------------------------
Enterprise Value Indication                139,475,558           145,815,356          152,758,944
  Less: Total Debt                        (119,825,333)         (119,825,333)        (119,825,333)
  Less: Addition Hawklake CapEx               (800,000)             (800,000)            (800,000)
  Plus: Other Assets                         3,155,000             3,155,000            3,155,000
  Plus: Cash & Equivalents                   2,363,225             2,363,225            2,363,225
                                          --------------------------------------------------------
 Equity Value (rounded)                     24,368,450            30,708,248           37,651,836

                                       - 32 -                 DUFF & PHELPS, LLC

GOTHAM GOLF PARTNERS
OTHER ASSETS

                                                                  VALUE
ASSETS TO BE EXCLUDED
Blackjack Bay Golf Club (1)                                   1,439,873
California Golf Excess Land (2), (3)                            360,000
Miami National Excess Land (3)                                  600,000
St. James Residential Development Proceeds (4)                  594,788
Fairfax National Lot Sales (5)                                1,400,000
Sale Value of Old Owned Equipment                               600,000
                                                              ---------
  Total                                                       4,994,661
                                                              =========

ASSETS TO BE PURCHASED
Glade Valley Excess Land for 9 Hole Expansion (5)               250,000
Fairfax National Excess Land for 9 Hole Expansion(5)            250,000
Value of Hershey HQ Building (6)                              1,205,000
Value of Helicopter (7)                                       1,450,000
                                                              ---------
  Total                                                       3,155,000
                                                              =========

(1) Club was closed in September 2000 and is valued at the amount of debt against the property, which is included in total debt.
(2) This parcel of excess land has an estimated net value of $360,000 ($560,000 gross less $200,000 cost to move the maintenance building)
(3)  50% owned by GGP
(4) Agreement entitles GGP to development payments of $1,500 per lot x 750 lots = $1,125,000 in fees as lots are sold less $300,000 cost of the new clubhouse. Estimated development period is approximately 5 years. D&P assumed that the Company will receive approximately $165,000 annually over the next 5 years and determined the PV of the fees by using the WACC of 12%.
(5)  GGP Estimate
(6)  Appraised Value as of 5/7/01
(7)  Estimated value from Capital Helicopters

Note: Excludes notes receivable of $2.0 million, which will be eliminated prior to the transaction per Gotham Partners

                                       - 33 -                 DUFF & PHELPS, LLC

                           GOTHAM GOLF PARTNERS, L.P.
                                VALUATION SUMMARY
--------------------------------------------------------------------------------

VALUATION APPROACH                                                      EQUITY VALUATION RANGE
DISCOUNTED CASH FLOW ANALYSIS:

         Pessimistic Case - NO NEW COURSES, EXISTING OVERHEAD       26,600,000     -     31,500,000

         Base Case - NO NEW COURSES, NORMALIZED OVERHEAD            32,900,000     -     38,000,000

         Optimistic Case - NEW COURSES - ROLL-UP STRATEGY           55,400,000     -     70,300,000

COMPARABLE PUBLIC COMPANY ANALYSIS                                  22,500,000     -     37,800,000

NET ASSET VALUE ANALYSIS                                            24,400,000     -     37,700,000

---------------------------------------------------------------------------------------------------
CONCLUDED VALUATION RANGE                                           26,500,000     -     36,500,000
---------------------------------------------------------------------------------------------------

                                       - 34 -                 DUFF & PHELPS, LLC

                              GOTHAM GOLF PARTNERS
                          CALCULATION OF DISCOUNT RATE

------------------------------------------------------------------------------------------------------------------
                                                              $ in millions
                                  --------------------------------------------------------------------------------
Comparable Company                Levered     Market Value   Book Value     Debt/      Estimated       Unlevered
                                  Beta        of Equity       of Debt      Capital     Tax Rate          Beta
------------------------------------------------------------------------------------------------------------------
American Ski Co.                  0.64          $ 31.4        $369.3        92.2%         40.0%         0.08
Clubhaus Plc                      0.46          $ 32.3        $ 97.6        75.1%          0.0%         0.11
Clublink Corp.                    0.55          $123.0        $232.0        65.4%         40.0%         0.26
Crown Sports Plc                  0.19          $ 63.2        $ 25.7        28.9%          0.0%         0.14
Golf Trust of America             0.53          $ 63.7        $210.0        76.7%         40.0%         0.18
National Golf Properties          0.50          $313.4        $452.7        59.1%         40.0%         0.27
PGA Euro. Tour Courses Plc        0.31          $ 29.8        $  3.9        11.5%         40.0%         0.29
------------------------------------------------------------------------------------------------------------------
Low                               0.19          $   30        $    4        11.5%          0.0%         0.08
High                              0.64          $  313        $  453        92.2%         40.0%         0.29
Median                            0.50          $   63        $  210        65.4%         40.0%         0.18
Mean                              0.45          $   94        $  199        58.4%         28.6%         0.19
------------------------------------------------------------------------------------------------------------------

                                         Est. Unlevered        Tax            %             %        Est. Levered
                                               Beta           Rate          Debt         Equity        Beta (1)
                                        --------------------------------------------------------------------------
                                                0.19          40.0%         75.0%         25.0%         0.53

Cost of Common Equity:
   Risk-Free Rate                       5.5%      30 Yr Treasury Bond Yield
   Equity Risk Premium                  8.2%      SBBI 2001 Yearbook, Ibbotsen
   Beta                                 0.53      Comparable Co. Beta Analysis
   Small Stock Premium                  2.6%      SBBI 2001 Yearbook, Ibbotsen
   Company Specific Premium            17.5%      Plug to get Cost of Equity to 30%, typical return required by private equity firms
Cost of Equity                         30.0%      CAPM using inputs above
   % Common Equity                     25.0%

Cost of Debt:
   Borrowing Rate                       9.8%      Marginal cost of debt, based on the last loan (BofA Other Facility 05/00 & 7/00)
   After-Tax Cost of Debt               5.9%      Based on 40% tax rate
   % Debt                              75.0%      Based on industry mean and median - altered due to control basis

Weighted Average Cost of Capital       11.9%

---------------------------------------------
Concluded WACC (rounded)               12.0%
---------------------------------------------

(1) Levered Beta - Unlevered Beta x (1 +((1-Tax Rate)x(Market Value of Debt / Market Value of Equity)))

DEBT SCHEDULE (EXCLUDING WORKING CAPITAL LOAN FROM GOTHAM PARTNERS, THE BRIDGES PURCHASE COMMITMENT AND BUYOUT OF OUTSIDE PARTNERS ALLOCATION)

--------------------------------------------------------------------------------------------------------------
                                                 OUTSTANDING                       INTEREST        WEIGHTED
DEBT COMPONENT                                   AS OF 4/1/01     % OF TOTAL        RATE             RATE
--------------------------------------------------------------------------------------------------------------
BofA Facility A                                   $ 36,804,361       35.3%            8.31%           2.93%
BofA Facility B                                   $ 27,362,925       26.2%            8.79%           2.31%
BofA Other Facilities                             $ 11,764,598       11.3%            9.83%           1.11%
First Union Facility                              $  5,379,865        5.2%            8.75%           0.45%
Orix USA Facility                                 $ 12,448,049       11.9%            8.44%           1.01%
FMAC Facility                                     $  1,535,452        1.5%           10.87%           0.16%
Textron Facility                                  $  4,093,442        3.9%            8.56%           0.34%
Notes Payable - Wachovia Bank                     $  2,200,000        2.1%            7.82%           0.17%
Hershey HQ Mortgage - Wachovia Bank               $    868,000        0.8%            7.62%           0.06%
GMAC & Waldorf Ford Notes - Vehicles              $    592,764        0.6%           10.00%           0.06%
Helicopter Note - Wachovia Bank                   $  1,215,877        1.2%            9.25%           0.11%
---------------------------------------------------------------------------                     --------------
SUBTOTAL INTEREST-BEARING DEBT                    $104,265,333      100.0%                            8.70%
---------------------------------------------------------------------------                     --------------
Working Capital Loan from Gotham Partners            8,600,000
The Bridges Purchase Contract                        5,610,000
Buyout of Outside Partners                           1,350,000
--------------------------------------------------------------
TOTAL INTEREST-BEARING DEBT                        119,825,333
--------------------------------------------------------------

EXCLUDED DEBT
Donohoe, Inc. Facility - Blackjack Bay Golf         $1,439,873                        8.00%

                                       - 35 -                 DUFF & PHELPS, LLC

                              GOTHAM GOLF PARTNERS
         SUMMARY OF PRIMARY DIFFERENCES BETWEEN D&P AND GP DCF ANALYSIS

--------------------------------------------------------------------------------
ITEM                               D&P                              GP
--------------------------------------------------------------------------------
Discount Rate        WACC of 11.5% to 12.5% for No           WACC of 10.45%
                     New Course Scenarios, WACC of 12%
                     to 14% for New Course Scenario.

NOI vs. COI Cap
Rate                 Capitalized NOI (COI - Cart Lease       COI capitalization
                     Expense - Maintenance CapEx) at 11%.    rate of 10.5%.
                     NOI capitalization, rather than
                     COI capitalization, is the industry
                     standard.

Acquisition Cost     $4.4 million per course.                $3.9 million per
                                                             course.

NPV  Calculation     Discounted using a mid-year             Terminal Value
                     convention. Terminal Value is           is included in the
                     discounted at the end of the            last projected
                     projection period.                      period cash flow,
                                                             which results in
                                                             overvaluation.

Net Cash Flow
Calculation          Debt-free approach, provision for       Debt-free approach,
                     income taxes.                           no provision for
                                                             income taxes.

                                       - 36 -                 DUFF & PHELPS, LLC

                              GOTHAM GOLF PARTNERS
                          CAPITALIZATION RATE ANALYSIS

                                                                 INDICATED
SOURCE                                                           CAP. RATE RANGE
--------------------------------------------------------------------------------

1) GOLF TRUST OF AMERICA - DISPOSITION OF ASSETS SOLD ANALYSIS      10.51%

      .   First Union analyst report indicates an implied
          cap rate median of 10.51% on courses sold (20 to
          date) by GTA. Implied cap rate was based on GTA's
          projected 2001 NOI, as estimated by First Union.
      .   First Union analyst projects the remaining assets
          to sell for a median cap rate of 11.75%.                  11.75%

2) NATIONAL GOLF PROPERTIES - NET ASSET VALUATION ANALYSIS         10.0% - 11.0%

      . Merrill Lynch analyst estimated the net asset value for National Golf's properties using cap rates ranging from 10.0% to 11.0%. Analyst stated that National Golf would generally look to acquire assets generating an initial yield in the 10.0% to 11.0% range.

3) GOLF FINANCING & INVESTMENT SURVEY                               10.85%

      . Investor survey results for both daily fee and private golf courses for Spring 2001.
      . Survey indicated that the overall cap rate increased to 10.85% in Spring 2001, which was an increase of over 125 basis points from the survey's 1998 low indication of 9.6%.
      . Indicated cap rates for survey ranged from 5.0% to 26.0%.
      . Average overall cap rate for the Fall 2000 was 10.65%.

4) GOLF TRUST OF AMERICA - VALUATION ANALYSIS FOR FAIRNESS OPINION   11.1%

      . Banc of America Securities (BAS) rendered a fairness opinion in connection with the liquidation of Golf Trust of America on February
          25, 2001.
      . BAS' comparable single property sales analysis indicated a mean cap rate of 11.1% based on historical and projected income and cash flow figures.

5) OFFERS AND PURCHASES ON GOTHAM GOLF PARTNER GOLF COURSES         5.7% - 14.3%

      . On March 16, 2001, GGP entered into agreements with Dartmouth General Insurance Company to sale the California Golf Club, Miami National Golf
          Club, and St. James Golf Club (sale was
          subsequently terminated). Duff & Phelps' analysis indicated an implied cap rate range of 5.7% to 10.4% for the properties.
      . On August 23, 2000, GGP entered into agreement to purchase The Bridges Golf Club for $5.5 million
          (GGP agreed to lease property with the option to buy). Duff & Phelps' analysis indicated an implied cap rate of 14.3% for the property.

6) GOLF COURSE SALES/ CAPITALIZATION RATE REPORT                     10.5%

      . Golf course sales report, which was published by Crittenden Magazines, Inc., is a compilation of specific golf course purchase prices and capitalization rates, as well as other information, for years 1999 through 2001.
      .   Indicated median capitalization rate for golf
          course purchases during 2000 and 2001 with
          available capitalization rate data, was 10.5%.


DUFF & PHELPS' CONCLUDED CAP RATE RANGE                           10.5% TO 11.5%

----------------------------------------------------------------------
1)  Source:  First Union Securities, Inc., Analyst Report, August 9, 2001.
2)  Source:  Merrill Lynch, Analyst Report, April 20, 2001.
3) Source: GVI Consulting / PriceWaterhouseCoopers, Golf Financing & Investment Survey, Spring 2001.
4) Source: Golf Trust of America Schedule 14A, Definitive Proxy Statement, April 10, 2001.
5)  Source:  Sale and Purchase Agreements dated March 16, 2001 and
    August 23, 2001.
6)  Source:  Crittenden Magazines, Inc., 2001

                                       - 37 -                 DUFF & PHELPS, LLC

GOTHAM GOLF PARTNERS, L.P.
GOLF COURSE SALES REPORT
CRITTENDEN MAGAZINES, INC.
CAP RATE ANALYSIS

ACQUISITION DATE/            # OF  GREEN                                                                             SALE       CAP
  COURSE NAME                HOLES  FEES  ROUNDS      CITY, STATE          SELLER                   BUYER           PRICE      RATE
------------------------------------------------------------------------------------------------------------------------------------
2000 - 2001
-----------
Feb-01 Macquarie Links
        Int'l Golf              18   NA    NA        NA                   Monarch Investments      ClubCorp             NA
Dec-00 Canyon Springs G.C.      18   NA    40,000    San Antonio, TX      NA                       ClubCorp             NA
Nov-00 Cascata G.C.             36   NA    40,000-   Boulder City, NV     Park Place               MGM Mirage          60.0
                                           50,000                         Entertainment
Nov-00 Hamilton Mill G.C.       18   $75   35,000    Dacula, GA           SMG Development Ass.     Heritage Golf Group  9.0
Nov-00 Royal Meadows G.C.       27   $34   38,000    Kansas City, MO      National Golf Properties Proformance Golf     3.0
Nov-00 San Ignacio G.C.         18   $60   44,000    Green Valley, AZ     Fairfield Homes          IRI Golf Group       5.5
Nov-00 The King & The
        Bear G.C.               18   $175  30,000    St. Augustine, FL    Scratch Golf Co.         Honours Golf        28.8
Nov-00 The Slammer & The Squire 18   $160  NA        St. Augustine, FL    Scratch Golf Co.         Honours Golf        28.8
Nov-00 The Tradition at Windsor 18   $40   32,000    Windsor, CT          New Millbrook Golf       Coastal Club         3.8    11.0%
Oct-00 Talega G.C.              18   $125  40,000    San Clemente, CA     Talega Associates        Heritage Golf Group 21.0    10.0%
Sep-00 Cimarron Hills G.C.      18   NA    NA        Georgetown, TX       Phil Coffin              Paloma Development
                                                                                                    Group               9.2
Aug-00 Hell's Point G.C.        18   $58   40,000    Virginia Beach, VA   Virginia Beach Golf Club Carl M. Freeman Golf 8.2    9-10x
                                                                                                                             EBITDA
Aug-00 North Carolina
        National G.C.           18   $29   28,000    Statesville, NC      Lennie Yountz            North Carolina
                                                                                                      National R.E.     2.7
Aug-00 Pebble Creek C.C.        36   $40   NA        Taylors, SC          ClubCorp                 LinksCorp            5.1    10.0%
Aug-00 Piedmont G.C.            18   $11   32,000    Haymarket, VA        ClubLink                 ClubCorp            11.0
Aug-00 Willowbend G.C.          18   NA    43,000    Wichita, KS          ClubCorp                 LinksCorp            1.9
Jul-00 The Bay Club             36   $59   52,000    Berlin, MD           Bob Haley                Carl M. Freeman Golf 8.9    8.5%+
Jun-00 Greatwood G.C.           18   $70   46,000    Sugarland, TX        Terrabrook               ClubCorp            15.0     8.0%
                                                                                                                              -10.0%
Jun-00 Lansbrook G.C.           18   $59   60,000    Palm Harbor, FL      Lansbrook Development    Crown Golf
                                                                                                    Properties          5.0
Jun-00 North Ukes G.C.          NA   NA    NA        Brisbane, Australia  Lend Lease Dev.          ClubCorp                      NA
Jun-00 Plantation Oaks G.C.     18   $40   35,000    Alachua, FL          Jay Johnson              Dick May/Dennis
                                                                                                    Thompson            3.0
Jun-00 Sabal Point C.C.         18   $35   33,000    Longwood, FL         ClubCorp Meadowbrook     Golf Group           3.5
Jun-00 The G.C. at Cinco Ranch  18   $61   40,000    Katy, TA             Terrabrook               ClubCorp            15.0     8.0%
                                                                                                                              -10.0%
Jun-00 The Tradition at
        Wallingford             18   $49   35,000    Wallingford, CT      Redstone Development     Coastal Club         5.3    11.5%
May-00 Northgreen C.C.          18   $36   37,000    Rocky Mount, NC      KSL                      McCumber Golf        1.5    10.0%
May-00 Rickenbacker G.C.        18   $36   36,000    Groveport, OH        LinksCorp.               Whiteford Valley II  2.0    11.0%
May-00 Tuscawilpa C.C.          18   $59   48,000    Winter Springs, FL   GATX Capital             RDC Golf Group       5.5    10.0%
Mar-00 Regents' Glen G.C.       18   $50   NA        York, PA             Wilmac Corp.             Victor Posner
                                                                                                    Enterprises        20.0
Mar-00 Southerness G.C.         18   $58   30,000    Stockbridge, GA      International Golf       HPG, Inc.            3.5
Feb-00 Canoa Hills G.C.         18   $65   55,000    Green Valley, AZ     NA National              Golf Properties      3.5    12.0%
                                                                                                                             - 13.0%
Feb-00 Polo Golf and C.C.       15   $50   40,000    Cumming, GA          Fairgreen Capital        Heritage Golf Group  8.8
Feb-00 Skybrook G.C.            18   $55   35,000    Huntersville, NC     Stuart Frantz            Legacy Golf
                                                                                                    Management          5.0
Jan-00 Bridgeview G.C.          9    $28   25,000    Columbus, OH         Gary Grube/
                                                                          Marlynn Greene           Columbus State C.C.   NA
Jan-00 Charlotte Golf Links     72   $44  148,000-
                                          160,000    Charlotte, NC        Charlotte Golf Services  IRI Golf Group      24.0
Jan-00 Divide G.C.              72   $44  148,000-
                                          160,000    Matthews, NC         Charlotte Golf Services  IRI Golf Group      24.0
Jan-00 Hunters Creek Plantation 27   $40   40,000    Greenwood, SC        LinksCorp.               Sam Randazzo Family  3.9    12.0%
Jan-00 Le Triomphe Golf & C.C   18   $55   32,000    Broussard, LA        Nichiei                  Acadiana Golf        8.5    12.0%
]an-00 Stone Harbor G.C         18   $45   25,000    Cape May Ct.
                                    -$95               House, NJ          Jersey Devil             Crown Golf
                                                                                                    Properties          4.0
Jan-00 Tradition G.C.           72   $65  148,000-
                                          160,000    Charlotte, NC        Charlotte Golf Services  IRI Golf Group      24.0
Jan-00 Waterford G.C.           72   $40  148,000-
                                          160,000    Rock Hill, SC        Charlotte Golf Services  IRI Golf Group      24.0
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Range:                 High    13.0%
                                                                                                                        Low     8.0%
                                                                                                                     Median    10.5%

                                       - 38 -                 DUFF & PHELPS, LLC

GOLF TRUST OF AMERICA
DISPOSITION OF ASSETS

($'S IN MILLIONS)

                                                                                  EST. 2001   FIRST
                                                                                  NOI (less   UNION'S   ACTUAL GROSS     IMPLIED
                                                 DATE                     INITIAL  $6.2M in  PROJECTED  SALE PRICES      CAP RATE
                       # OF                      BUILT/           PURCHASE  CAP    in G&A,   CAP RATE     ON SOLD        ON 2001
COURSE NAME            HOLES CITY, STATE      REDESIGNED TYPE      PRICE    FEE    prorata) ON 2001 NOI  PROPERTIES        NOI
------------------------------------------------------------------------------------------------------------------------------------
Legends Resort          54  Myrtle Beach, SC     1990    Resort      43.1    10.47%   5.0     11.75%           89.4          10.74%
                                                  /92
Heritage Golf Club      18  Myrtle Beach, SC     1986    Resort      16.8    10.47%   2.0              (incl. above)  (incl. above)
Oyster Bay              18  Sunset Beach, NC     1995    Resort      17.1    10.43%   2.0              (incl. above)  (incl. above)
Tiburon Gulf Course     27  Omaha, NE            1999    Daily Fee    6.0    10.51%   0.6              (incl. above)  (incl. above)
Royal New Kent          18  Williamsburg, VA     1986    Daily Fee   16.7    10.47%   2.0                      10.8          37.96%
Stonehouse Golf Club    18  Williamsburg, VA     1996    Daily Fee   16.3    11.20%   2.1              (incl. above)  (incl. above)
Black Bear Golf Club    18  Orlando, FL          1995    Daily Fee    4.8    10.50%   0.4     35.60%
Bonaventure             36  Ft. Lauderdale, FL   1970    Daily Fee   24.5     9.50%   2.3     18.65%
                                                  /78
Silverthorn C.C.        18  Tampa, FL            1994    Private      4.7     9.75%   0.4                       4.3           9.41%
Olde Atlanta Golf Club  18  Atlanta, GA          1983    Daily Fee    7.6    10.47%   0.8                       7.8          10.26%
Northgate S.C.          27  Houston, TX          1993    Private     12.6    10.47%   1.5     11.75%
The Woodlands           18  Gulf Shores, AL      1994    Resort       6.0    10.47%   0.7                       6.4          10.94%
Innisbrook              72  Tampa, FL            1970    Resort      70.0     9.63%   8.9     12.50%
                                                  /98
Eagle Watch Golf Club   18  Atlanta, GA          1989    Daily Fee    6.4    10.20%   0.6                       5.9          10.26%
Lost Oaks               18  Tampa, FL            1970    Daily Fee    5.9     9.75%   0.5     11.75%
Club in the Country     18  Kansas, KS           1980    Private      3.1    10.00%   0.2                       2.7           7.52%
Stonehenge Golf Club    36  Columbia, SC         1974    Private     10.5    10.50%   1.0     11.75%
                                                  /97
Mystic Creek Golf Club  27  Dearborn, MI         1996    Daily Fee   10.0    10.00%   1.0     12.50%
Emerald Dunes           18  W. Palm Beach, FL    1990    Daily Fee   22.4    10.00%   2.4     11.75%
The Links at Polo Trace 18  Boynton Beach, FL    1989    Daily Fee   12.1     9.50%   1.1     11.75%
Cypress Creek C.C.      18  Boynton Beach, FL    1964    Daily Fee    4.2    10.00%   0.3     11.75%
Sandpiper Golf Course   18  Santa Barbara, CA    1972    Daily Fee   33.0     9.00%   3.1     11.75%
Persimmon Ridge G.C.    18  Louisville, KY       1989    Private      7.5     9.76%   0.7                       5.2          13.46%
Eagle Ridge Resort      63  Galena, IL           1977    Resort      46.9     9.45%   4.5     11.75%
                                                  /97
Tierra Del Sol C.C.     18  Albuquerque, NM      1982    Daily Fee    3.6    10.50%   0.3     12.50%
Raintree Country Club   18  Akron, OH            1992    Daily Fee    4.6    10.50%   0.4              (incl. below)  (incl. below)
Ohio Prestwick C.C.     18  Akron, OH            1972    Private      6.4    10.00%   0.6                      10.7           9.39%
Osage National G.C.     27  Lake Ozark, MO       1992    Daily Fee   11.2    10.00%   1.1                       8.0          13.75%
Sweetwater C.C.         18  Orlando, FL          1980    Private      4.8    10.00%   0.4              (incl. below)  (incl. below)
Wekiva Golf Club        18  Orlando, FL          1975    Daily Fee    6.5    10.00%   0.6                      10.0          10.00%
                                                  /83
Cooks Creek             18  Columbus, OH         1995    Daily Fee    6.1    10.00%   0.5      1.75%
Brentwood Golf & C.C.   18  Detroit, MI          1957    Daily Fee    7.1    10.20%   0.6                       2.6          23.08%
Palm Desert C.C.        27  Palm Springs, CA     1957    Daily fee    5.8    10.25%   0.5                       4.1          12.25%
Metamora G.C.           18  Metamora, MI         1957    Daily Fee    5.9    10.25%   0.5                       4.9          10.14%
The Pete Dye G.C.       18  WV                   1957    Resort      10.0    10.50%   1.0     11.75%
====================================================================================================================================
Total                   846 45 courses                              480.2            50.6                     172.6
-----------------------------------------------------------------------------------------------------------------------------------
Median                                                                       10.20%           11.75%                         10.50%
-----------------------------------------------------------------------------------------------------------------------------------

Source:  First Union Securities Analyst Report, August 9, 2001

Note: Due to outlier indications for cap rates (for projected cap rates and implied cap rates), Duff & Phelps utilized a median indication for its analysis.

                                       - 39 -                 DUFF & PHELPS, LLC

                              GOTHAM GOLF PARTNERS
                         IMPLIED CAPITALIZATION ANALYSIS
                             PROPERTIES OWNED BY GGP


                       SALE        SALE        STABILIZED   IMPLIED
ASSET                  DATE        PRICE       NOI*         CAP RATE    SOURCE
---------------------- ----------- ----------- ------------ ----------- -----------------------------------------------------------
Selling Golf Courses: (SUBSEQUENTLY TERMINATED)
California Golf Club   03/16/01    3,900,000   364,957      9.4%        Purchase/Sale Agreement with Dartmouth Gen. Ins. Co.

Miami National Golf    03/16/01    5,850,000   608,254     10.4%        Purchase/Sale Agreement with Dartmouth Gen. Ins. Co.
  Club

St. James Golf Club    03/16/01    5,750,000   329,303      5.7%        Purchase/Sale Agreement with Dartmouth Gen. Ins. Co.

                       PURCHASE    PURCHASE    STABILIZED   IMPLIED
ASSET                  DATE        PRICE       NOI*         CAP RATE    SOURCE
---------------------- ----------- ----------- ------------ ----------- -----------------------------------------------------------
Buying Golf Courses:

The Bridges Golf Club  08/23/00    5,550,000   792,425      14.3%       Currently leasing with the option to buy.

* Estimated by Duff & Phelps.
  Calculation assumes the subtraction Of maintenance capex and golf cart lease from COI for each respective course. Assumption: Maintenance capex at 2.0% of course revenues; Golf cart lease at 4.8% of course revenues. All calculations based on representative levels of revenues and COI.

                                       - 40 -                 DUFF & PHELPS, LLC

                       COMPARABLE PUBLIC COMPANY ANALYSIS
================================================================================

AMERICAN SKIING COMPANY
     Symbol:  SKI    Exchange:  NYSE    Close:  0.97    Date: 08/16/01


     BUSINESS OVERVIEW
     American Skiing Company (ASC), formed in 1997, is a holding company that, through various subsidiaries, operates in two business segments, ski resorts and real estate development. ASC owns and operates the following ski resorts: Sugarloaf/USA and Sunday River in Maine, Attitash Bear Peak in New Hampshire, Killington, Mount Snow/Haystack and Sugarbush in Vermont, The Canyons in Utah, Steamboat Ski & Resort Corporation in Colorado, and Heavenly Valley Ski & Resort Corporation in California/Nevada. The Company performs its real estate development through its wholly owned subsidiary, American Skiing Company Resort Properties, Inc. (Resort Properties), and Resort Properties' subsidiaries, including Grand Summit Resort Properties, Inc. (GSRP) and Canyons Resort Properties, Inc. The Company owns and operates resort facilities, real estate development companies, golf courses, ski and golf schools, retail shops and other related companies.

     The Company's resort business is derived primarily from its ownership and operation of nine ski resorts, several of which are among the largest in the United States. The Company currently has at least one resort located in each major skiing market in the United States. During the 1999-00 ski season, its resorts generated approximately 5 million skier visits, representing approximately 9.6% of total skier visits in the United States. The Company's resort revenues are derived from a wide variety of sources and include lift ticket sales, food and beverage sales, retail sales including ski rentals and repairs, skier development, lodging and property management, golf and other summer activities and miscellaneous other sources. Lift ticket sales represent the single largest source of resort revenues and produced approximately 45% of total resort operations revenue for fiscal 2000.


    ----------------------------------------------------------------------------
                     ($ IN MILLIONS)
    ----------------------------------------------------------------------------
    INCOME STATEMENT     LTM 2001   FY 2000           SUMMARY
    ---------------------------------------           --------------------------
    Revenue               $435.0    $424.1            GOLF COURSES:  5
    EBITDA                  53.7      47.0            HQTRS:  Bethel, Maine
    EBIT                     7.6      (0.0)           CEO:  William (B.J.) Fair
    Net Income             (35.7)    (30.1)           MARKET CAP:  $29.3 million
    Diluted EPS (In $'s)   ($2.07)   ($1.69)          EV / EBITDA:  11.2x


                                     [GRAPH]

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

                       COMPARABLE PUBLIC COMPANY ANALYSIS
================================================================================

CLUBHAUS, PLC

     Symbol:  CHA    Exchange:  London    Close:  0.32    Date:  08/16/01
                                                     BRITISH POUNDS

     BUSINESS OVERVIEW
     Clubhaus owns and operates leisure businesses and facilities located in both the United Kingdom and Continental Europe. The company retails its own brands of golf equipments and clothings. With twenty-one clubs across the United Kingdom, and in Germany, France and Spain and with more than 26,000 members, Clubhaus is one of the largest pan-European owners and operators of golf and health and fitness clubs in Europe. The company's clubs are located near majority cities and towns across Europe with the resort locations situated in areas of natural beauty including London and other key business and population centres. As well as providing the company's members and visiting guests with access to a variety of courses, the company also provides a full range of golf-related services. Golf merchandise is available from pro shops located at each of the company's twenty-one golf clubs.

     "The Collection", the company's mail order catalogue, includes a broad range of golf merchandise, including its private label IKARUS brand of clubs, bags, gloves, clothing and accessories. The company also caters specifically to corporate golf outings. Other activities and facilities offered at a majority of the courses include driving ranges, practice areas, equipment rental, golf lessons, and conference and banqueting facilities. Clubhaus Health & Fitness Clubs are establishing a reputation within the industry for offering state-of-the-art facilities offering a comprehensive range of equipment linked to the very latest Member Motivation tracking system. Each of the facilities is built to the highest standards of the Club's existing character and offers a unique combination of motivation and relaxation activities and services. The Clubs are adult oriented, but are committed to providing a welcoming environment for Member families and guests, including supervised childcare centres.


    ----------------------------------------------------------------------------
               ($ IN MILLIONS) - BRITISH POUNDS
    ----------------------------------------------------------------------------
    INCOME STATEMENT          2000    1999         SUMMARY
    --------------------------------------         -----------------------------
    Revenue                  $45.2    $33.7        GOLF COURSES:  21 golf clubs/
    EBITDA                    18.2     12.9                       courses
    EBIT                      15.1     10.9        HQTRS:  London, UK
    Net Income                 8.7      7.4        CHAIRMAN:  Robert Bourne
    Diluted EPS (In $'s)      $0.08    $0.07       MARKET CAP:  $32.3 million
                                                   EV / EBITDA:  7.0x


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

                       COMPARABLE PUBLIC COMPANY ANALYSIS
================================================================================

CLUBLINK, CORP.
 Symbol:  LNK        Exchange:  Toronto       Close:   6.20      Date:  08/16/01
                                                CANADIAN DOLLARS

     BUSINESS OVERVIEW
     ClubLink Corporation ("ClubLink") is Canada's largest owner, operator and developer of high quality golf course and resort properties driven by golf. ClubLink is a public company, traded on the Toronto Stock Exchange (Symbol:
     LNK). Since it commenced operations in 1994, ClubLink has built a significant portfolio of 30 18-hole and seven 9-hole golf courses at 26 locations in Ontario and Quebec, and five resorts in Muskoka, Ontario. These include Glen Abbey Golf Club, the top ranked premium public course in Canada and home of the 2000 PGA Tour Bell Canadian Open, and the Curtis Strange/Doug Carrick-designed King Valley Golf Club, the 12th-ranked course in Canada. ClubLink owns development sites for eight more golf courses. ClubLink has ownership interests in GolfNorth Properties Inc. of Cambridge, Ontario, which owns and operates 10 golf courses in southern Ontario. The Corporation also has investments in courses located in Virginia, South Carolina and Georgia. ClubCorp. Inc. of Dallas, Texas and ClubLink established a strategic alliance in January 1999.

     ClubCorp, the world's largest owner and operator of golf courses and private clubs owns 26 percent of ClubLink's shares. ClubCorp's international collection of clubs includes Mission Hills Country Club, Indian Wells Country Club, Firestone Country Club, and Pinehurst Resort, the world's largest golf resort. ClubLink Members have reciprocal privileges to more than 230 ClubCorp properties worldwide, ranging from premier country clubs and world-class destination resorts to outstanding city clubs, athletic clubs and exceptional semi-private golf courses. ClubLink is focused on growth based on strategic acquisitions and development of golf properties which are complementary to existing or targeted markets. ClubLink's unique marketing programs, operational expertise and financial strength make it the leader in consolidating the golf industry.

     A strong management team has built a solid foundation for the significant growth that lies ahead--the building of our membership, the development of loyal daily-fee guests at your public facilities, the development and acquisition of new facilities, the honing of operational procedures, the development of our people, the building of key strategic alliances, and the continual strengthening of our balance sheet.

    ----------------------------------------------------------------------------
            ($ IN MILLIONS) - CANADIAN DOLLARS
    ----------------------------------------------------------------------------
    INCOME STATEMENT     LTM 2001    FY 2000         SUMMARY
    ---------------------------------------          ---------------------------
    Revenue               $105.8     $105.7          GOLF COURSES:  30
    EBITDA                  25.2       25.4          HQTRS:  King City, Ontario,
    EBIT                    15.7       16.2                  Canada
    Net Income               4.7        6.9          PRESIDENT:  Bruce Simmonds
    Diluted EPS (In $'s)   $ 0.21     $ 0.33         MARKET CAP:  $127.0 million
                                                     EV / EBITDA:  14.1x


                                     [GRAPH]

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

                       COMPARABLE PUBLIC COMPANY ANALYSIS
================================================================================

CROWN SPORTS PLC
     Symbol:  CSP      Exchange:  London      Close:   0.25      Date:  08/16/01
                                                 BRITISH POUNDS

     BUSINESS OVERVIEW
     Crown Sports, formerly known as Golf Club Holdings PLC, operates and provides golf club, leisure and health facilities. As of December 31, 2000 the company operated 33 health clubs and 8 golf clubs, with 65,000 members in the United Kingdom. Crown Sports Clubs provide a friendly and comfortable environment where members can maintain good health and enjoy life to the full, whether it be in the gym or pool, participating classes, playing golf or socializing. The company was officially admitted to the UK Listing Authority in February 2001, and the company's stock began to trade on the London Stock Exchange (FTSE). The company's seven core golf clubs grew to 4,637 members in 2000 from 4,268 in 1999. The handover of the Lambourne Club was successfully completed with the club being managed to the end of the contract period December 2000. Continued significant investment occurred in the seven core golf clubs with particular emphasis on course improvements. The successful purchase of Dragon added some 31,000 members and 15 health clubs to the company's Club Division.

     The company recently announced the acquisition of four Axis Health clubs to add to the Dragons network. The company also announced the acquisition of the management contract business of Fitness Express to add a further 15,000 members to the Clubs Division. Fitness Express, manages 14 contracts mainly in hotels. The company believes the sports, fitness and golf markets look set for continued growth as consumers' interest in healthy living, sports and fitness activity rises in tandem with disposable incomes. The company's golf clubs include Broke Hill Orpington in Kent, UK, The Chases Cannock, in Staffordshire, UK, the Vale in Evesham, UK, Wickman Park in Fareham, UK, Vale Royal Abbey in Northwich, UK, Batchworth Park in Rickmansworth, UK, Eccleston Park in St. Helens, UK and South Winchester in Winchester, UK.


    ----------------------------------------------------------------------------
              ($ IN MILLIONS) - BRITISH POUNDS
    ----------------------------------------------------------------------------
    INCOME STATEMENT       2000     1999          SUMMARY
    -------------------------------------         ------------------------------
    Revenue                $ 3.5    $3.6          GOLF COURSES:  8 golf courses/
    EBITDA                   0.6     0.5                         clubs
    EBIT                     0.4     0.3          HQTRS:  London, UK
    Net Income               0.4     0.2          CHAIRMAN:  Jeff Chapman
    Diluted EPS (In $'s)    $0.00  ($0.01)        MARKET CAP:  $63.2 million
                                                  EV / EBITDA:  Not Meaningful


                                     [GRAPH]

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

                       COMPARABLE PUBLIC COMPANY ANALYSIS
================================================================================

PGA EUROPEAN TOUR COURSES PLC
   Symbol:  PGA       Exchange:  London     Close:   0.47        Date:  08/16/01
                                                        BRITISH POUNDS

     BUSINESS OVERVIEW
     PGA European Tour Courses own and develop flagship golf courses around Europe. It is our aim to provide both the professional and amateur golfer with an outstanding experience. The company began life in 1987 as PGA European Tour Properties. In 1992 it combined with the International Management Group to create PGA European Tour Golf Courses (IMG) Ltd. It was in 1996 when the reverse take-over of Union Square PLC led to the creation of PGA European Tour Courses PLC and a listing on the London Stock Exchange. In 1999, the company fought off a takeover bid by Golf Club Holdings, which is now currently named Crown Sports PLC. The company mission is to own and operate courses on which professional events are hosted under the auspices of the European Tour. The company's golf courses include, Golf and Country Club Fleesensee in Germany, Kungsangen Golf Club in Sweden, PGA Golf de Catalunya in Spain, Quinta do Lago, Portugal, and Woburn Golf and Country Club in England.

     Working on projects all around Europe, often with joint venture partners, the company develops flagship golf courses. The company oversees the design and construction stages, and then open and operate the club. From conception to operational maturity is often a lengthy process, but there are now 5 PGA European Tour Course venues. Currently the company is looking at development potential and investment opportunities for peripheral land across all the company's facilities.


    ----------------------------------------------------------------------------
             ($ IN MILLIONS) - BRITISH POUNDS
    ----------------------------------------------------------------------------
    INCOME STATEMENT       2000     1999          SUMMARY
    -------------------------------------         ------------------------------
    Revenue                $ 8.4   $ 7.5          GOLF COURSES:  5
    EBITDA                   2.4     2.0          HQTRS:  Uxbridge Middlesex, UK
    EBIT                     2.0     1.5          CHAIRMAN:  Neil Coles
    Net Income               1.7     1.3          MARKET CAP:  $26.3 million
    Diluted EPS (In $'s)    $0.03   $0.02         EV / EBITDA:  14.0x


                                     [GRAPH]

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

                       COMPARABLE PUBLIC COMPANY ANALYSIS
==============================----==============================================

GOLF TRUST OF AMERICA
     Symbol:  GTA      Exchange:  NYSE       Close:   8.36       Date:  08/16/01


     BUSINESS OVERVIEW
     Golf Trust of America, Inc., incorporated in 1996, is a real estate investment trust (REIT) formed to capitalize upon consolidation opportunities in the ownership of upscale golf courses in the United States. Since inception, the trust's principal business strategy has been to acquire high quality golf courses and then lease them to qualified third party operators, including affiliates of the sellers. Against a backdrop of challenging business conditions for the golf course industry characterized by a supply and demand imbalance and difficulty in raising debt and equity capital several of GTA's tenants defaulted on their leases over the past few years. Based on recent financial information provided to the trust by other lessees, financial conditions at their golf courses are deteriorating to hi point where they are not generating sufficient cash flow to cover their rent obligations. As a result, after a review of strategic alternatives begun in February 2000, the stockholders approved to liquidate the company. The company is currently selling its golf courses at the best prices obtainable in an orderly liquidation pursuant to the plan of liquidation.

     As of August 10, 2001, the company holds participating interests in 18.5 golf courses and direct controlling interests in 7.5 golf courses, 22 of the 26 Golf Courses are owned by the Company. In connection with the Plan of Liquidation, the company entered into a sale agreement with Legends Golf Management, to sell to the affiliate up to 12.4 Golf Courses leased by Legend. On July 31, 2001, the company closed on the sale of 6.5 golf courses to Legends, including the Myrtle Beach courses, for $89.4 million, consisting of cash, a redemption of 3.7 million shares/OP units valued at $44.7 million and a release of obligations to pay the company of $6.6 million for obligations under working capital loans. As of August 10, 2001, the company has closed on the sale of 21.0 Golf Courses for gross sales prices totaling $158.6 million, resulting in a net gain of $31.1 million. In addition, the company has obtained signed letters of intent to sell an additional 10.5 golf courses for an aggregate of $95.4 million.

   ----------------------------------------------------------------------------
                     ($ IN MILLIONS)
    ----------------------------------------------------------------------------
    INCOME STATEMENT     LTM 2001    FY 2000          SUMMARY
    ----------------------------------------          --------------------------
    Revenue                $52.7     $55.5            GOLF COURSES:  26
    EBITDA                  34.5      47.3            HQTRS:  Charleston, SC
    EBIT                    20.8      29.0            CEO:  Bradley Blair II
    Net Income              (0.1)      5.1            MARKET CAP:  $68.0 million
    Diluted EPS (In $'s)   ($0.18)    $0.40           EV / EBITDA:  9.7X


                                     [GRAPH]

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

                       COMPARABLE PUBLIC COMPANY ANALYSIS
================================================================================

NATIONAL GOLF PROPERTIES, INC.
     Symbol:  TEE      Exchange:  NYSE      Close:   20.20       Date:  08/16/01


     BUSINESS OVERVIEW
     National Golf Properties, Inc., which commenced operations on August 18, 1993, is self-administered real estate investment trust (REIT) specializing in the ownership and acquisition of golf course properties with strong revenue and cash flow growth potential, and leasing them to experienced and creditworthy operators. National Golf is currently the largest publicly traded golf course properties REIT, with a portfolio consisting of 145 golf courses (the Golf Courses) in over 130 separate locations in 23 states. The golf course also owns one participating mortgage loan, collateralized by a mortgage on the golf course. In order to maintain qualification as a REIT, the company's income must be derived from real property-related sources, including rents from real property and generally excluding income from the operation of a golf course. Accordingly, the company is generally precluded from operating golf courses and, as a consequence, leases the Golf Courses to experienced and golf course operators.

     All but four of the Golf Courses in the company's portfolio are currently leased to the company's sister company, American Golf Corporation (AGC), pursuant to long-term triple net leases (the Leases). Recently, the company's stock fell over 20 percent in a two day span after the company announced (Aug. 14, '01) that sister company, AGC, had suffered a significant loss in the first half of the year and was technically in default on its debt. As a result, National Golf was also put in default on its credit line. As reported on Bloomberg News, the drop in the company's shares highlights the risks REITs take when they lease most of their properties to one tenant. Company management has indicated that American Golf's financial difficulties were related to stormy weather, continued economic weakness, and excess supply in certain markets. News of the technical default led Merrill Lynch to downgrade the company's stock from a "Buy" to "Neutral" rating. CSFB continued its "Hold" rating on the stock after the news.

     AGC currently manages and operates 271 golf courses and related facilities in 29 states. In addition, AGC, through its subsidiary American Golf (U.K.) Limited, manages 36 golf courses and related facilities in the United Kingdom. AGC operates a diverse portfolio of golf courses for a variety of golf course owners including municipalities, counties and others. Including the Golf Courses, AGC manages 235 daily fee golf courses and 94 private club courses. AGC oversees the management and operations of championship golf courses throughout the United States and manages municipal golf courses for such cities as Atlanta, New York and San Diego and for the County of Los Angeles.

    ----------------------------------------------------------------------------
                     ($ IN MILLIONS)
    ----------------------------------------------------------------------------
    INCOME STATEMENT       LTM 2001   FY 2000        SUMMARY
    ---------------------------------------          ---------------------------
    Revenue                $120.8     $118.0         GOLF COURSES:  145
    EBITDA                  115.3      112.3         HQTRS:  Santa Monica, CA
    EBIT                     75.8       72.2         CHAIRMAN:  David Price
    Net Income               22.8       19.2         MARKET CAP:  $327.7 million
    Diluted EPS (In $'s)   $  1.73    $  1.47        EV / EBITDA:  7.8x


                                     [GRAPH]

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